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AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 12, 2009

Registration Nos. 2-92633

811-04087

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Post-Effective Amendment No. 70	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 71	☒

MANNING & NAPIER FUND, INC.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive

Fairport, NY 14450

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code)

(585) 325-6880

B. Reuben Auspitz

c/o Manning & Napier Fund, Inc.

290 Woodcliff Drive

Fairport, NY 14450

(Name and Address of Agent for Service)

Copies to:

Richard W. Grant, Esquire

Morgan, Lewis & Bockius, LLP

1701 Market St.

Philadelphia, PA 19103

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on [date] pursuant to paragraph (a)(1)

☒	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Investment Company Shares

Manning & Napier Fund, Inc.

REAL ESTATE SERIES	|	Prospectus - , 2009

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

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Goals, Strategies, and Risks

Investment Goal

Provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry.

Principal Investment Strategies

The Series will invest, under normal circumstances, at least 80% of its assets in securities of companies that are principally engaged in the United State real estate industry. These companies include those directly engaged in the real estate industry as well as in industries serving and/or related to the real estate industry. A company will generally be considered eligible for investment if, as determined by the Advisor, (i) at least 50% of its assets, revenues or net income is derived from the ownership, leasing, construction, management, development, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the value of its assets invested in United States residential, commercial or industrial real estate. Examples of companies in which the Series may invest include those in the following areas: real estate investment trusts (REITs), real estate developers and brokers, and real estate operating companies (REOCs), building suppliers, and mortgage lenders.

The Series may invest in common stocks, convertible securities and other equity securities and debt securities. The Series’ investment in debt securities is subject to a limit of 20% of the Series’ assets (measured at the time of purchase). The Series will typically invest in investment grade debt securities, those securities rated BBB or above by S&P or Baa or above by Moody’s (or determined to be of equivalent quality by the Advisor); however, the Series may invest up to 5% of its assets (measured at the time of purchase) in below investment grade debt securities (junk bonds), those rated below BBB by S&P and those rated below Baa by Moody’s (or determined to be of equivalent quality by the Advisor). The Series may invest up to 10% of its assets (measured at the time of purchase) in foreign companies, including companies located in emerging market countries. The Series’ investments in American Depository Receipts (ADRs) are not subject to the Series’ 10% limitation on investing in foreign securities. ADRs are securities that are listed and traded in the United States but represent an ownership interest in securities issued by a foreign issuer. The Series may invest in securities of small, large or mid-size companies.

The Series may purchase shares of exchange-traded funds (ETFs), including to establish a diversified position in a particular sector of the market or to be fully invested while awaiting an opportunity to purchase securities directly. The Advisor believes that purchasing ETFs in such a manner may allow the Series to invest in a particular sector of the market more efficiently than would otherwise be possible.

The Advisor uses a “bottom-up” strategy, focusing on individual security selection. The Advisor analyzes factors such as the management, financial condition, and market position of individual companies to select companies in the financial services sector that it believes will make attractive long-term investments. The Advisor looks for one or more of the following characteristics:

•	Strong strategic profiles (e.g., strong market position, benefits from technology, market share gains in a mature market and high barriers to entry).
•	Companies well-positioned to benefit from an anticipated upturn in an industry sub-sector due to sharply reduced competition and improving demand.
•	Companies trading at very low valuations relative to fundamental or break-up value.

Principal Risks of Investing in the Series

As with any stock fund, the value of your investment will fluctuate in response to stock market movements.

You could lose money on your investment in the Series or the Series could underperform if any of the following occurs:

•	The U.S. and/or foreign stock markets go down.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
•	The Advisor’s judgments about the attractiveness, relative value or potential appreciation of a security or strategy prove to be incorrect.

In addition to the general risks of stock funds, the Series has special risks due to its concentration in securities of issuers in the real estate industry, even though the Series does not invest directly in real estate. These risks include, but are not limited to, the following: fluctuations in the value of real estate properties and interest rates, defaults by borrowers or tenants, extended vacancies and declining rents, a lack of ability to obtain mortgage financing or other limits to accessing the credit or capital markets, increased competition and overbuilding and increases in real estate or operating taxes.

Principal Risks of Investing in the Series (continued)

The Series’ investments in REITs and REOCs (together, real estate companies, or RECs) are subject to additional risks. The value of a REIT or REOC can depend on its legal structure and cash flow generation. While RECs raise equity and debt capital through the private and public markets, RECs are neither mutual funds, nor hedge funds, nor private equity funds. RECs do not charge a management fee. Much as other operating companies, they incur operating expenses necessary to manage and maintain properties. Investing in the Series will result in absorbing duplicate levels of fees for the Series’ investments in RECs. In addition, REITs are subject to certain federal tax laws and if the REIT fails to qualify for such tax treatment, significant adverse consequences could occur for any such REIT investment. For example, a qualified REIT is a flow-through entity that does not pay corporate taxes.

The Series may also have special risks due to its investments in stocks of small and mid-size companies. These risks include the following:

•	The stocks of small and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of small and mid-size companies may be less marketable than the stocks of larger companies.
•	Small and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.

Because the Series may invest in foreign stocks and ADRs, it is subject to the following additional risks:

•	The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. common stocks.
•

Because the Series’ investments in foreign securities may be denominated in the currencies of the countries in which they are located, the value of the Series’ holdings may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar.

•	Investments in emerging market countries may be more volatile than investments in more developed markets.

The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Because the Series may also invest in bonds, it is subject to the following additional risks:

•	Interest rates go up, which will make bond prices go down and reduce the value of the bonds held in the Series’ portfolio.
•

The issuer of a bond owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for lower quality bonds, which include bonds rated lower than BBB by S&P or Baa by Moody’s.

In addition to the risks of bonds discussed above, the Series is subject to additional risks due to its ability to invest up to 5% of its assets in high yield or junk bonds:

•	High yield bonds may underperform other sectors of the bond market, or the bond market as a whole.
•	The performance of high yield bonds tends to be more volatile than that of other sectors of the bond market.
•	Given the total size of the high yield bond market, high yield bonds can be less liquid than investment grade securities.
•	The Series’ investments in high yield bonds will subject it to a substantial degree of credit risk.

High yield bonds pay higher income than investment grade bonds to compensate for the higher risk assumed by their investors. These bonds are typically issued by companies that are restructuring, carry higher debt burdens, or are smaller and/or less established than investment grade companies. Because of the types of issuers of these bonds, they carry more risk of default than higher rated bonds.

The Series’ investments in convertible securities are subject to the risks that:

•	Interest rates go up, which will make convertible securities’ prices go down.
•	The credit standing of the issuer of the convertible security declines.
•	The price of the underlying common stock goes down, which may cause a proportionate decline in the price of the convertible security.

The Series is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Series may be susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issues and may experience increased volatility due to its investments in those securities.

Principal Risks of Investing in the Series (continued)

The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series. Any geographic concentration of the Series’ real estate related investments could result in the Series being subject to the above risks to a greater degree.

Summary of Past Performance

As of the date of this prospectus, the Series had not commenced operations and did not have a performance history.

Fees and Expenses of the Series

This table describes the fees and expenses you may pay if you invest in shares of the Series.

Real Estate Series
Shareholder fees (paid directly from your investment)
Redemption fee	None[1]
Annual fund operating expenses (expenses that are deducted from assets of the Series)
Management fee	1.00%
Distribution and service (Rule 12b-1) fees	None
Other expenses	xx%[2]
Total annual fund operating expenses	xx%
Less fee waivers and expense reimbursements	(0.xx)%[3]
Net expenses	1.40%

1A wire charge, currently $15, may be deducted from the amount of a wire redemption payment made at the request of a shareholder.

2Other expenses are based on estimates for the current fiscal year.

3The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Series’ total direct fund operating expenses do not exceed 1.40% of the Series’ average daily net assets. This contractual waiver will remain in effect until at least [INSERT DATE] and may be extended.

The example below assumes that:

•	You invest $10,000 for the periods shown
•	The Series’ operating expenses remain the same
•	Your investment has a 5% return each year

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

After 1 Year	After 3 Years
$xx*	$xx*

*Based on contractual limitation/reimbursement of expenses for year 1 only.

More About the Series’ Investments

More Information About Principal Investments

Equity Securities — The Series may invest in equity securities of U.S. and foreign companies. These securities will usually be exchange-traded common stocks and convertible securities, and may be denominated in U.S. dollars or foreign currencies. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock.

Foreign Securities — The Series may invest in foreign stocks, ADRs and other U.S. dollar denominated securities of foreign issuers, including those in emerging markets.

ETFs — The Series may invest in ETFs, which are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index.

Fixed Income Securities — The Series may invest in fixed income securities. These securities may be issued by the U.S. government or any of its agencies, foreign governments, supranational entities such as the World Bank, and U.S. and foreign companies. Investments in fixed income securities may be of any credit quality (subject to the limitations outlined in the Principal Investment Strategy section of the prospectus) and have all kinds of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon and pay in kind.

High Yield Bonds — The Series may invest in high yield bonds. High yield bonds are lower-rated debt securities often referred to as “junk bonds.” These securities offer a higher yield compared to investment grade securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. In addition, foreign countries with political or economic instability may issue high yield bonds. This means that the issuer may have more difficulty making scheduled payments of principal and interest. Compared to investment grade securities, high yield bonds are influenced more by changes in the financial and business position of the issuer than by changes in interest rates.

Real Estate Companies (RECs) — The Series may invest in RECs, which include REITs, REOCs, and other real estate companies. RECs are companies — trusts in the case of REITs — that invest primarily in commercial real estate or real estate-related loans. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. REOCs are real estate companies that engage in the development, management or financing of real estate. They typically provide services such as property management, property development, facilities management and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs.

More Information About Principal Risks

Equity Risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk — The Series’ investments in large-cap stocks are subject to risks. Large-cap stocks tend to go in and out of favor based on market and economic conditions. The returns on large-cap stocks may underperform other types of investments, such as small-cap or mid-cap stocks.

Small- and Mid-Cap Risk — Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies. As a result, the prices of the smaller companies owned by the Series may be volatile.

More Information About Principal Risks (continued)

Real estate investment risk — Although the Series may not invest directly in real estate, the Series has a policy of concentrating its investments in securities of companies that are principally engaged in the United State real estate industry. These companies include those directly engaged in the real estate industry as well as in industries serving and/or related to the real estate industry. As such, the Series is subject to risks associated with the direct ownership of real estate, and an investment in the Series will be closely linked to the performance of the real estate markets. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.

Risks Related to REITs — REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the Series. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the Series will bear a proportionate share of those expenses. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

Foreign Securities Risk — The Series’ investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The Series may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Emerging Market Risk — The Series may be exposed to risks associated with investments in emerging market countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Series’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency Risk — Because the Series invests in securities denominated in, and/or receiving revenues in, foreign currencies, it will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Series would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Currency Hedging — In order to attempt to manage the currency risk associated with owning and trading foreign securities, the Series may, but is not required to, hedge against changes in the value of foreign currencies relative to the U.S. dollar. The

More Information About Principal Risks (continued)

Series primarily uses forward foreign currency exchange contracts for hedging purposes. These derivatives may be used to hedge against changes in the value of foreign currencies relative to the U.S. dollar in connection with specific transactions or portfolio positions.

Risks related to ETFs — ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Series invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Convertible Securities — The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (“junk bond”) or may not be rated, and are subject to credit risk, which is discussed below.

Interest Rate Risk — Interest rates rise and fall over time. Changes in interest rates may affect the Series’ share price: a sharp rise in interest rates could cause the Series’ share price to fall. This risk is greater when the Series holds bonds with longer maturities. To the extent that the Advisor anticipates interest rate trends imprecisely, the Series’ share price could fall.

Credit Risk — The Series is subject to the risk that a decline in the credit quality of a portfolio investment could cause the Series’ share price to fall. The Series could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.

Prepayment and Extension Risk — The Series is subject to the risk that the bonds in its portfolio may be paid off earlier or later than expected. Either situation could cause the Series to hold securities paying lower-than-market rates of interest, which could hurt the Series’ yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Series may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Series because the Series will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Lower-Rated Investment Grade Securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When the Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories. The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions. If a security purchased by the Series is downgraded below investment grade after purchase, the Advisor will review the security to determine if it remains an appropriate investment.

Defensive Investing

The Series may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. If the Series takes a temporary defensive position, it may be unable to achieve its investment goal.

Investment Goals and Strategies

The investment strategy of the Series is to invest, under normal circumstances, at least 80% of its assets in securities of companies that are principally engaged in the United States real estate industry. The Series will notify its shareholders at least sixty days prior to any change in its investment strategy.

The Series’ Board of Directors may change the Series’ investment goal (described on page 4 under “Goals, Strategies, and Risks”) without obtaining the approval of the Series’ shareholders. The Series may not succeed in achieving its goal.

Management

The Advisor and Subadvisor

The Series’ Advisor is Manning & Napier Advisors, Inc. (the “Advisor”), 290 Woodcliff Drive, Fairport, New York 14450. Manning & Napier Advisors, Inc. was founded in 1970, and it manages approximately $xx billion for individual and institutional investors. The Advisor is responsible for the day-to-day operations of the Series and generally is responsible for supervision of the Series’ overall business affairs, service providers and officers.

In connection with its investment advisory services, the Advisor will utilize the services of its affiliate, Manning Napier Zisler, LLC (the “Subadvisor”), headquartered at 290 Woodcliff Drive, Fairport, New York 14450, with offices in Marina Del Ray, California and Boston, Massachusetts, pursuant to an investment subadvisory agreement between the Advisor and the Subadvisor. The Subadvisor was established in October 2008 and is registered as an investment advisor with the Securities and Exchange Commission. Manning & Napier Real Estate Company, LLC, which is controlled by officers and directors of the Advisor, owns 50% of the Subadvisor. In addition, certain officers and directors of the Advisor are directors of the Subadvisor. The chairman of the Manning & Napier Fund, Inc., B. Reuben Auspitz, is on the board of directors of the Subadvisor. Zisler Capital Partners, LLC also owns 50% of the Subadvisor.

As described below, a team made up of investment professionals and analysts, consisting of personnel from both the Advisor and Subadvisor, makes all of the Series’ investment decisions.

Portfolio Managers

The Advisor’s Senior Research Group establishes the broad investment policies and guidelines used in the management of the Series. A designated Research Team for the Series, consisting of personnel from both the Advisor and Subadvisor, implements those policies and guidelines as well as monitors the investment portfolio for the Series. The Research Team works with the Advisor’s analysts to develop stock recommendations for the Series in line with the Senior Research Group’s policies and guidelines. Recommendations for security purchases and sales must be approved by at least one member of the Series’ Research Team and one member of the Senior Research Group before implementation. No specific member of the Series’ Research Team or Senior Research Group is required to approve security purchases and sales.

The following people serve on the four-member Real Estate Series Research Team and the Advisor’s Senior Research Group, as noted:

Name and Title	Christian A. Andreach, CFA®, Senior Analyst
Business Experience During Last Five Years	Joined the Advisor in 1999. Current position held since 1999. Member of Senior Research Group since 2002.

Name and Title	Richard Burns, Vice President
Business Experience During Last Five Years	Joined the Subadvisor in 2008. President and Principal, Zisler Capital Partners since 2006. Previous positions held in the last five years: Executive Director, Morgan Stanley, 2003-2005; Chief Investment Officer, Benchmark Assisted Living, 2005-2006. Member of Real Estate Series Research Team since 2009.

Name and Title	Jeffrey S. Coons, Ph.D., CFA®, Senior Analyst
Business Experience During Last Five Years	Joined the Advisor in 1993. Current position held since 2002. Co-Director of Research since 2002. Member of Senior Research Group since 1993. Executive Group Member* since 1999.

Name and Title	Jeffrey W. Donlon, CFA®, Senior Analyst
Business Experience During Last Five Years	Joined the Advisor in 1998. Current position held since 1998. Member of Senior Research Group since 2004.

Portfolio Managers (continued)

Name and Title	Brian P. Gambill, CFA®, Senior Analyst
Business Experience During Last Five Years	Joined the Advisor in 1997. Current position held since 1997. Member of Senior Research Group since 2002.

Name and Title	Jeffrey A. Herrmann, CFA®, Senior Analyst
Business Experience During Last Five Years	Joined the Advisor in 1986. Current position held since 1988. Co-Director of Research since 1992. Member of Senior Research Group since 1992. Executive Group Member* since 2002. Member of Real Estate Series Research Team since 2009. Director of the Subadvisor since 2008.

Name and Title	Brian W. Lester, CFA®, Senior Analyst
Business Experience During Last Five Years	Joined the Advisor in 1998. Current position held since 2001. Member of the Senior Research Group since 2009.

Name and Title	Michael J. Magiera, CFA®, Senior Analyst
Business Experience During Last Five Years	Joined the Advisor in 1988. Current position held since 1999. Member of Senior Research Group since 1992. Member of Real Estate Series Research Team since 2009.

Name and Title	Marc Tommasi, Senior Analyst
Business Experience During Last Five Years	Joined the Advisor in 1986. Current position held since 1988. Member of Senior Research Group since 1992.

Name and Title	Virge J. Trotter, III, CFA®, Senior Analyst
Business Experience During Last Five Years	Joined the Advisor in 1997. Current position held since 1997. Member of the Senior Research Group since 2009.

Name and Title	Randall Zisler, President and CEO
Business Experience During Last Five Years	Joined the Subadvisor in 2008. Chairman and CEO, Zisler Capital Partners, LLC since 2006. Previous positions held in the last five years: Managing Director, Jones Lang LaSalle, 2003-2004; Managing Director and Chief Investment Officer, Griffin & Company, LLC, 2004-2006. Member of Real Estate Series Research Team since 2009.

*The Executive Group, consisting of senior executive employee-owners, performs the duties of the Office of the Chief Executive of the Advisor.

The Statement of Additional Information contains additional information about the members of the Series’ management team, including the structure of their compensation, their role in managing other accounts, and their ownership of securities in the Series.

Management Fees

In return for the services it provides to the Series, the Advisor receives an annual management fee, which is computed daily and payable monthly at an annual rate of 1.00% of the Series’ average daily net assets. The Advisor has contractually agreed to waive fees and reimburse expenses in order to keep total direct annual fund operating expenses from exceeding 1.40% of the Series’ average daily net assets. This contractual waiver will remain in effect until [INSERT DATE] and may be extended.

The Advisor – and not the Series – pays a portion of the management fees it receives to the Subadvisor in return for its services. In exchange for its services to the Advisor, the Subadvisor is entitled to receive an annual management fee calculated daily and payable monthly, equal to xx% of the average daily net assets of the Series.

A discussion regarding the basis for the Board of Directors’ approval of the Series’ investment advisory and subadvisory agreements will be available in the Series’ annual and/or semiannual report.

Clients for whom the Advisor provides advisory services pursuant to separate investment advisory contracts will be separately credited by the Advisor an amount equal to the portion of their client advisory fee attributable to the portion of their assets invested in the Series.

The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide shareholder support servicing and distribution assistance.

The Distributor

The distributor of the Series’ shares is Manning & Napier Investor Services, Inc. Shares of the Series are offered to investors who purchase shares directly from the distributor or through certain financial intermediaries.

Investors may be charged a fee if they effect transactions through a broker or agent.

Shares of the Series are not subject to any distribution or shareholder servicing fees. The Advisor may, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution.

Discretionary Account Management

Shares of the Series may be used from time to time as an investment for advisory clients of the Advisor who utilize discretionary account management services provided by the Advisor or its affiliates. From time to time, these discretionary accounts may hold a substantial portion of the outstanding shares of the Series, and transactions in shares of the Series for such accounts may have an impact upon the size and operations of the Series. For instance, transactions in shares of the Series for these accounts may cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect fund performance and increase the likelihood of capital gain distributions. In addition, the Series’ assets may be significantly less during times when these discretionary accounts are not invested in the Series, which would cause the Series’ remaining shareholders to bear greater portions of the Series’ fixed operating expenses, subject to any fee waiver then in effect.

Fund shares may also be used in connection with a discretionary account management service that uses Fund shares as the principal underlying investment medium.

How to Buy, Exchange, and Redeem Shares

Discretionary Clients

For discretionary account management clients of the Advisor or its affiliates, investment decisions pertaining to purchases and sales of fund shares are made at the Advisor’s discretion pursuant to authorization received from clients. The instructions provided below apply to all other investors.

How to Buy Shares

The initial minimum investment for the Series is $2,000 for direct investors. For employees of the Advisor or an affiliate of the Advisor, the minimum initial investment is $250. Currently, there is no initial minimum investment for investment advisory clients of the Advisor and its affiliates. These minimums may be waived for certain qualified retirement plans and participants in a systematic investment program. The Fund reserves the right to change or waive the Series’ investment minimums in its sole discretion. The Fund also reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders. The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest under certain limited circumstances.

Check Acceptance Policy

The Fund reserves the right to reject certain forms of payment for share purchases. The Fund maintains a check acceptance policy for share purchases. Investments that are not received in an acceptable form will be returned. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks or money orders.

The Fund will not accept a P.O. Box as a primary address. A physical address must be used. A P.O. Box may be used as a mailing address only. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. Please review your account application for additional information.

By Mail

Opening an account

•	Send a check payable to Manning & Napier Fund, Inc. with the completed original account application.

The address is:

Manning & Napier Fund, Inc.

P.O. Box 182454

Columbus, OH 43218-2454

•	To request an account application, call the Fund at 1-800-466-3863.

Adding to an account

•	Send a check payable to Manning & Napier Fund, Inc. and a letter of instruction with the name of the Series to be purchased and the account name and number to the above address.

By Wire

Opening or adding to an account

•

After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, call 1-800-466-3863 to place an order and obtain wire instructions.

By Telephone

Adding to an Account

•

You may use the Telephone Purchase feature to add to an existing account. To use this service, call 1-800-466-3863 to request a debit from your pre-authorized checking account. Your bank must be a member of the Automated Clearing House (ACH) to use this feature. Any purchases made through this feature will generally be posted to your account two business days after your call.

How to Buy Shares (continued)

Automatic Investment Plan

You may participate in the Automatic Investment Plan by completing the applicable section of the account application or by contacting the Fund. Through the plan, you can authorize transfers of a specified amount from your bank account into the Series on a regular basis. The minimum amount of each investment is $25. If you have insufficient funds in your account to complete a transfer, your bank may charge you a fee.

How to Exchange Shares

The Fund’s exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Excessive Trading.”

By Mail

•	Send a letter of instruction to Manning & Napier Fund, Inc., at the address on page 13, signed by each registered account owner, exactly as your names appear on the account registration.
•	Provide the name of the current Series, the Series to exchange into, and the dollar amount to be exchanged.
•	Provide both account numbers.

By Telephone

•	Unless you have declined telephone privileges, call the Fund at 1-800-466-3863.
•	Provide the name of the current Series, the Series to exchange into, and the dollar amount to be exchanged.
•	Provide both account numbers.
•	We may ask for identification, and all telephone transactions are recorded.

How to Redeem Shares

The Fund may postpone payment of redemption proceeds for up to seven days, or suspend redemptions to the extent permitted by law. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase). Likewise, certain types of account maintenance, such as address changes, result in a fifteen business day hold on your account during which any redemption requests must include a Medallion Guarantee.

By Mail

•	Send a letter of instruction to Manning & Napier Fund, Inc., at the address on page 13, signed by each registered account owner.
•	State the name of the Series and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	Medallion Guarantees may be required.
•	Additional documentation may be required (call the Fund for details).

By Telephone

•	Unless you have declined telephone privileges, call us at 1-800-466-3863.
•	State the name of the Series and the number of shares or dollar amount to be sold.
•	Provide your account number.
•	We may ask for identification, and all telephone calls are recorded.
•	Redemption proceeds from sales requested by telephone will be sent only to the address of record or a bank account that is already on file with us.
•	Amounts over $100,000 may only be sent to a pre-designated bank account.

Investment and Account Information

More about Purchases, Exchanges, and Redemptions

All orders to purchase, exchange, or redeem shares must be sent to us at the address on page 13 or to an authorized financial intermediary. Transaction requests received in good order (i.e., with all required information, signatures and documentation) before the close of regular trading on the New York Stock Exchange (NYSE) on a business day will be executed at that day’s share price. The close of regular trading is typically 4:00 p.m. Eastern time, although it may be earlier. The Fund is open for business each day the NYSE is open. Orders received in good order after the close of regular trading will be executed at the next business day’s price. All orders must include the required documentation and signatures, and all purchase orders must be accompanied by proper payment.

The Fund has authorized several financial intermediaries to accept purchase and redemption orders on its behalf, and those intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the Series next computed after they are received in good order by the financial intermediary or its designee, provided that such orders are transmitted to the Fund’s transfer agent in accordance with the Fund’s procedures and applicable law. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary in good order before the close of regular trading on the NYSE.

The Series’ distributor imposes no sales charge on purchases and redemptions of shares of the Series; however, your financial intermediary may charge you a transaction fee on purchases and redemptions.

Excessive Trading

The Series is intended for long-term investment purposes only. Do not invest in the Fund if you are a market timer. The Fund’s Board of Directors has adopted policies and procedures designed to detect and deter “market timing” or other types of excessive short-term trading by shareholders. Excessive trading into and out of a Series may present risks to the Series’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Series’ investment strategies, triggering the recognition of taxable gains and losses on the sale of the Series’ investments, requiring the Series to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, the Fund may, in its sole discretion, reject or limit purchase orders (including purchases by exchange) by an investor or group of investors for any reason without prior notice, including when it believes in its sole discretion that the trading activity in the account(s) would be detrimental to the Series. For purposes of applying these policies, the Fund and its service providers may consider the trading history of accounts under common ownership or control.

Shareholders may make up to 2 “round trips” during any 90-day period. A “round trip” is defined as a purchase or exchange into a Series followed by a redemption or exchange out of the same Series. If you exceed this amount, the Fund may block additional purchases and exchange purchases into that Series for a period of 90 days. If you exceed the 2 “round trip” policy a second time, the Fund may permanently block purchases and exchange purchases into that Series.

The following types of transactions will be exempted from these procedures:

•	Transactions under certain monetary thresholds that have been determined by the Fund, in its sole discretion, not to be harmful or disruptive to the Series
•	Systematic withdrawals
•	Automatic investments (including investments made by payroll deduction)
•	Mandatory distributions from IRAs and retirement plans
•	IRA transfers and rollovers
•	Roth IRA conversions and recharacterizations
•	Reinvestments of dividends and capital gains

The Fund’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that the Fund does not have direct access to the underlying shareholder account information. However, the Fund and/or its service providers monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund and/or its service providers have

Excessive Trading (continued)

entered into agreements with such financial intermediaries that require the financial intermediaries to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to restrict trading by the shareholder and may require the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Series. Transactions placed by shareholders through financial intermediaries in violation of the Fund’s excessive trading policy may be cancelled or the shares purchased may be redeemed by the Fund.

The Fund may also defer to a financial intermediary’s frequent trading policies with respect to those shareholders who invest in the Series through such intermediary. The Fund will defer to an intermediary’s policies only after the Fund determines that the intermediary’s frequent trading policies adequately protect Series shareholders. Transactions by Series shareholders investing through such intermediaries will be subject to the restrictions of the intermediary’s frequent trading policies, which may differ from those of the Fund. Shareholders who invest through financial intermediaries should consult with their intermediaries to determine the frequent trading restrictions that apply to their Series transactions.

The Fund and its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board of Directors. Despite these efforts, however, the Fund and its service providers may not be able to detect or prevent all instances of short-term trading in the Series, and, as a result, frequent trading could adversely affect the Series and its long-term shareholders as discussed above. For example, certain investors who engage in market timing and other short-term trading activities may employ a variety of techniques to avoid detection. Further, the detection of frequent trading patterns and the blocking of further trading are inherently subjective and therefore involve some selectivity in their application. The Fund and its service providers, however, seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Series’ long-term shareholders.

The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance their effectiveness.

Telephone Transactions

When you place a purchase, exchange, or redemption order by telephone, we may record the call, request identifying information, or take other steps designed to prevent fraudulent orders. We are not responsible for any losses that may occur as long as we follow procedures reasonably designed to ensure that an order appears genuine.

Accounts with Low Balances

If your account falls below $1,000 due to the redemption of shares, the Fund may ask you to bring your account up to the minimum requirement. If your account is still below $1,000 after 60 days, the Fund may close your account and send you the redemption proceeds.

In-Kind Purchases and Redemptions

Securities you own may be used to purchase shares of the Series. The Advisor will determine if acquiring the securities is consistent with the Series’ goals and policies. If accepted, the securities will be valued the same way the Series values securities it already owns.

The Fund may make payment for shares redeemed in part by giving you portfolio securities. As a redeeming shareholder, you will pay transaction costs to dispose of these securities.

Medallion Guarantees

A Medallion Guarantee will be required for a written request to sell shares if the proceeds are to be sent to an address other than the address of record or to a bank account that is not already on file with us. A Medallion Guarantee will also be required to change the account registration, for written redemption requests for amounts over $100,000, or for certain other requests.

Medallion Guarantees (continued)

A Medallion Guarantee is a type of signature guarantee that can be obtained from most brokers, banks, savings institutions or credit unions. A Medallion Guarantee is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees a signature is original and authentic. Please note that we cannot accept notarization by a notary public.

Valuation of Shares

The Series offers its shares at the NAV per share of the Series. The Series calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the exchange is open. If the exchange closes early, the Series will accelerate the calculation of its NAV and transaction deadlines to that time.

The Series values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. In calculating its NAV, the Series generally values its investment portfolio at market price. If market prices are not readily available or the Advisor reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the close of the relevant market, the Series will price those securities at fair value as determined in good faith using methods approved by the Board of Directors. In determining fair value prices of non-U.S. securities, the Series may consider the performance of securities on their primary exchanges, factors influencing specific foreign markets or issuers, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities. The Series’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Series assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Although the Series’ stock holdings consist primarily of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Series would price these securities at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Series calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the Series uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Series uses the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Series may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Series prices its shares, the value the Series assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges.

Communicating with the Manning & Napier Fund

Please call the Fund Services Department at 1-800-466-3863 with all inquiries or requests for telephone transactions. We are available business days from 8:30 a.m. to 5:00 p.m. Eastern time.

Applications, investment checks, and written transaction requests should be sent to the following address:

Manning & Napier Fund, Inc.

P.O. Box 182454

Columbus, OH 43218-2454

Inquiries about your account and requests for account information should be sent to the following address:

Manning & Napier Fund, Inc.

P.O. Box 805

Fairport, NY 14450

Automated account information, such as share prices and your account balance, is available through the Manning & Napier Fund’s Voice Response System at 1-800-593-4353. This system is available 24 hours a day, 7 days a week.

Disclosure of the Series’ Portfolio Holdings

The Series discloses its complete portfolio holdings in each Annual and Semi-Annual Report and, following the first and third fiscal quarters, in a quarterly holdings report filed with the Securities and Exchange Commission (SEC) on Form N-Q. Annual and Semi-Annual Reports are distributed to Series shareholders and the most recent Reports are available on the Fund’s website at www.manningnapieradvisors.com. Quarterly holdings reports filed with the SEC are not distributed to Series shareholders, but are available, free of charge, on the EDGAR Database on the SEC’s website, www.sec.gov. In addition, the Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website. This information is provided with a lag of at least eight days. Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi-Annual Reports) or filed with the SEC (with respect to a Form N-Q). The Series may also disclose certain commentary and analytical, statistical, performance or similar information relating to the Series or its portfolio holdings if such disclosure is deemed to be for a legitimate business purpose and the information is deemed to be non-material. A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the Statement of Additional Information (“SAI”).

Dividends, Distributions, and Taxes

Dividends and Distributions

The Series generally:

•	Pays dividends once a year, in December.
•	Makes capital gains distributions, if any, once a year, typically in December.

The Series may pay additional distributions and dividends at other times if necessary for the Series to avoid a federal tax.

Capital gain distributions and dividends are reinvested in additional shares of the Series. Alternatively, you can instruct the Fund in writing or by telephone to have your capital gains and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent after the record date will not be effective until the next distribution or dividend is made. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Taxes

Dividends are paid from income earned on the Series’ portfolio holdings as well as from interest on its cash investments. Distributions of capital gain will be treated as long-term or short-term depending on how long the Series held the securities sold, without regard to how long you owned shares of the Series.

Transaction	Federal Tax Status

Redemption or exchange of shares	Usually taxable as capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Taxable as long-term capital gain

Short-term capital gain distributions	Generally taxable as ordinary income

Dividends	Taxable as ordinary income unless they qualify for treatment as qualified dividend income

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Series as derived from qualified dividend income may qualify to be taxed at the lower rate applicable to long-term capital gains. This rate is currently 15% (lower rates apply to individuals in lower tax brackets).

If you are a taxable investor, you may want to avoid buying shares when the Series is about to declare a capital gain distribution or dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. Dividend income that the Series receives from REITs, if any, generally will not be treated as qualified dividend income.

After the end of each year, the Fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. In calculating your gain or loss on any sale of shares, note that your tax basis in your shares is increased by the amounts of dividends and distributions that you have reinvested in the Series. Dividends and distributions are taxable as described above whether received in cash or reinvested. At the beginning of every year, the Fund will provide shareholders with a tax reporting statement containing information detailing the estimated tax status of any distributions that the Series paid during the previous calendar year. REITs in which the Series invests often do not provide complete and final tax information to the Series until after the time that the Series issues the tax reporting statement. As a result, the Series may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Series will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement in completing your tax returns.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 28% of your distributions, dividends, and redemption proceeds.

Because each shareholder’s circumstances are different and special tax rules may apply, you should consult with your tax adviser about your investment in the Series and your receipt of dividends, distributions or redemption proceeds.

MANNING & NAPIER FUND, INC.

Real Estate Series

Shareholder Reports and the Statement of Additional Information (SAI)

Annual and semi-annual reports to shareholders provide additional information about the Series’ investments. These reports discuss the market conditions and investment strategies that significantly affected the Series’ performance during its last fiscal year. The SAI provides more detailed information about the Series. It is incorporated by reference into this prospectus, making it legally part of the prospectus.

How to Obtain the Shareholder Reports, SAI, and Additional Information

•

You may obtain shareholder reports, when available, and the SAI or other information about the Series without charge by calling 1-800-466-3863 or sending written requests to Manning & Napier Fund, Inc., P.O. Box 805, Fairport, New York 14450. Note that this address should not be used for transaction requests. These documents are also available at www.manningnapieradvisors.com.

•

You may review and copy shareholder reports, the prospectus and SAI at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the public reference room may be obtained by calling 1-202-551-8090. You can get copies of these materials for a fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by e-mail to publicinfo@sec.gov. You can get the same reports and information free from the EDGAR Database on the SEC’s Internet web site (http://www.sec.gov).

If someone makes a statement that is not in this prospectus about the Series, you should not rely upon that information. Neither the Series nor its distributor is offering to sell shares of the Series to any person to whom the Series may not lawfully sell its shares.

Investment Company Act File No. 811-04087

MANNING & NAPIER FUND , INC.

For fund information and all service:

P.O. Box 805

FAIRPORT, NY 14450

TOLL-FREE 800-466-3863

For deposits and all transactions:

P.O. Box 182454

COLUMBUS, OH 43218-2454

Manning & Napier Fund, Inc.

Statement of Additional Information dated                     , 2009

This Statement of Additional Information is not a Prospectus, and it should be read in conjunction with the Prospectus dated                     , 2009, for the Real Estate Series (the “Series”), of Manning & Napier Fund, Inc. (the “Fund”), a copy of which may be obtained from Manning & Napier Advisors, Inc., 290 Woodcliff Drive, Fairport, NY 14450.

Investment Goals

The Series’ investment goal as well as its principal investment policies and strategies with respect to the composition of its portfolio are described in the prospectus. The following sections provide more information about those principal policies and strategies as well as information about other policies and strategies. The Series’ investment goal is not fundamental and may be changed by the Board of Directors without shareholder approval. If there is a change in the Series’ investment objective, shareholders will be notified thirty (30) days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs. The Series is a non-diversified mutual fund. The investment strategy of the Series is to invest, under normal circumstances, at least 80% of its assets in securities of companies that are principally engaged in the United States real estate industry. The Series will notify its shareholders at least sixty days prior to any change in its investment strategy.

Investment Policies and Risks

EQUITY INVESTMENTS

Common Stocks. The Series may purchase exchange-traded and over-the-counter (“OTC”) common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Securities traded on over-the-counter (“OTC”) markets are not listed and traded on an organized exchange such as the New York Stock Exchange. Generally, the volume of trading in an unlisted or OTC common stock is less than the volume of trading in an exchange-listed stock. As a result, the market liquidity of some stocks in which the Series invests may not be as great as that of exchange-listed stocks and, if the Series were to dispose of such stocks, the Series may have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Small and mid-size company securities. The Series may invest in small and mid-size companies. Securities of small companies often have only a small proportion of their outstanding securities held by the general public. They may have limited trading markets that may be subject to wide price fluctuations. Small and mid-size companies may have relatively small revenues and lack depth of management. Investments in such companies tend to be volatile and are therefore speculative. Small and mid-size companies may have a small share of the market for their products or services and they may provide goods or services to a regional or limited market. They may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, they may be developing or marketing new products or services for which markets are not yet established and may never become established. Such companies may have or may develop only a regional market for products or services and thus be affected by local or regional market conditions. Moreover, small and mid-size companies may have insignificant market share in their industries and may have difficulty maintaining or increasing their market share in competition with larger companies. Due to these and other factors, small and mid-size companies may suffer significant losses.

Depository Receipts. The Series may purchase Depository Receipts. Depository Receipts represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depository. Depository Receipts are not necessarily denominated in the same currency as the underlying securities. American Depository Receipts (“ADRs”), are dollar-denominated Depository Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. ADRs are subject to many of the risks associated with investing directly in foreign securities, which are described below.

Depository Receipts may be “sponsored” or “unsponsored.” Sponsored Depository Receipts are established jointly by a depository and the underlying issuer, whereas unsponsored Depository Receipts may be established by a depository without participation by the underlying issuer. Holders of unsponsored Depository Receipts generally bear all the costs associated with establishing unsponsored Depository Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depository Receipts.

Preferred Stocks. The Series may invest in preferred stocks. Preferred stocks may pay a dividend at a fixed rate, and may entitle the holder to acquire the issuer’s stock by exchange or purchase for a predetermined rate.

Convertible Securities. The Series may invest in securities that are convertible at either a stated price or a stated rate into underlying shares of common stock, thus enabling the investor to benefit from increases in the market price of the common stock. Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable.

Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade (“high yield”) or are not rated, and are subject to credit risk.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and the fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because its conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants. The Series may purchase warrants. Warrants acquired by the Series entitle it to buy common stock from the issuer at a specified price and time. Warrants may be considered more speculative than certain other types of investments because they (1) do not carry rights to dividends or voting rights with respect to the securities which the warrant entitles the holder to purchase, and (2) do not represent any rights in the assets of the issuer. Warrants purchased by the Series may or may not be listed on a national securities exchange.

REITs. The Series may invest in shares of real estate investment trusts (“REITs”), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. See “Real Estate Securities” for a general discussion of the risks related to investments in securities issued by companies in the real estate industry. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) or its failure to maintain exemption from registration under the Investment Company Act of 1940 (the “1940 Act”). By investing in REITs indirectly through a fund, shareholders will bear not only the proportionate share of the expenses of the fund, but also, indirectly, similar expenses of underlying REITs.

Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

REITs, especially Mortgage REITs, are subject to interest rate risk. In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by Mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and Equity REITs may be affected by the ability of tenants to pay rent. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties.

Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies.

Trust Certificates, Partnership Interests and Equity Participations. The Series may invest in equity securities that are interests in non-corporate entities. These securities, which include trust certificates, partnership interests and equity participations, have different liability and tax characteristics than equity securities issued by a corporation, and thus may present additional risks to the Series. However, the investment characteristics of these securities are similar to those of traditional corporate equity securities.

FIXED INCOME INVESTMENTS

Corporate Debt Obligations. The Series may invest in corporate debt obligations issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

U.S. Government Securities. The Series may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Treasury which are backed by the full faith and credit of the U.S. Government, include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association (“Fannie Mae”), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks (“FHLB”), Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority, District of Columbia Armory Board and the Student Loan Marketing Association (“Sallie Mae”).

Obligations of U.S. Government agencies and instrumentalities such as Fannie Mae, FHLB, FHLMC and Sallie Mae are not supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others, such as Sallie Mae, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

The Series will invest in securities of such instrumentalities only when the Fund’s investment advisor, Manning & Napier Advisors, Inc. (the “Advisor”) and/or subadvisor, Manning Napier Zisler, LLC (the “Subadvisor”) as applicable, is satisfied that the credit risk with respect to any instrumentality is consistent with the Series’ goal and strategies.

Mortgage-Backed Securities. The Series may invest in mortgage-backed securities which represent an interest in a pool of mortgage loans. These securities are issued or guaranteed by U.S. Government agencies or instrumentalities such as GNMA, Fannie Mae, and FHLMC. Obligations of GNMA are backed by the full faith and credit of the United States Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the United States Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

The Series may also invest in collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuer’s general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series, which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates of other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

High Yield Securities. High yield securities are fixed income securities that are rated below BBB by S&P or Baa by Moody’s and are considered to be “below investment grade” because they are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The Series may invest up to 5% of its assets in debt securities rated below investment grade.

Market prices of these securities may fluctuate more than higher rated securities and they are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Securities in the lowest rating category may be in default. For these reasons, it is the Series’ policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Advisor’s and/or Subadvisor’s, as applicable, own independent and ongoing review of credit quality. In the event the Series purchases an investment grade fixed income security that is subsequently downgraded to a high yield security, as discussed in this paragraph, the Advisor and/or Subadvisor, as applicable, will review and take appropriate action, including no action, with regard to the security. The Series will also seek to minimize risk by diversifying its holdings. For a description of the above ratings, see Appendix A.

Obligations of Supranational Agencies. Currently, the Series may purchase securities issued or guaranteed by supranational agencies including, but not limited to, the following: Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Union, and the European Investment Bank. For concentration purposes, supranational entities are considered an industry. Investment in these entities is subject to the Series’ other restrictions on investments in foreign securities, described below.

Zero-Coupon Bonds. The Series may invest in so-called “zero-coupon” bonds. Zero-coupon bonds are issued at a significant discount from face value and generally pay interest only at maturity rather than at intervals during the life of the security. The Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

Variable and Floating Rate Instruments. Certain of the obligations that may be purchased by the Series may carry variable or floating rates of interest. These obligations may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rate on these securities may be reset daily, weekly, quarterly, or at some other interval, and it may have a floor or ceiling rate. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

Short-Term Investments. For temporary defensive purposes during periods when the Advisor and Subadvisor determine that market conditions warrant, the Series may depart from its investment goals and invest up to 100% of its assets in all types of money market instruments (including securities guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances issued by banks or savings and loan institutions deemed creditworthy by the Advisor, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, repurchase agreements involving such securities and shares of other investment companies as permitted by applicable law) and may hold a portion of its assets in cash. For a description of the above ratings, see Appendix A.

Risks of Fixed Income Securities. Investments in fixed income securities may subject the Series to risks, including the following:

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s maturity and duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the Series to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the Series will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the Series will suffer from the inability to invest in higher yield securities.

HEDGING (DERIVATIVE TRANSACTIONS)

In General. The Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series’ portfolio, that is, to reduce the overall level of risk that normally would be expected to be associated with the investments. The Series may write covered call options on common stocks; may purchase and sell (on a secured basis) put options; and may engage in closing transactions with respect to put and call options. The Series also may purchase forward foreign currency exchange contracts to hedge currency exchange rate risk. In addition, the Series is authorized to purchase and sell stock index futures contracts and options on stock index futures contracts. The Series is also authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes; nevertheless, there are risks associated with these strategies as described below.

Options on Securities. As a means of protecting its assets against market declines, and in an attempt to earn additional income, the Series may write covered call option contracts on its securities and may purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written.

When the Series writes a call option on securities which it owns, it gives the purchaser of the option the right to buy the securities at an exercise price specified in the option at any time prior to the expiration of the option. If any option is exercised, the Series will realize the gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received on the sale of the option. By writing a covered call option, the Series may forego, in exchange for the net premium, the opportunity to profit from an increase in the price of the underlying security above the option’s exercise price. The Series will have kept the risk of loss if the price of the security declines, but will have reduced the effect of that risk to the extent of the premium it received when the option was written.

The Series will write only covered call options which are traded on national securities exchanges. Currently, call options on stocks may be traded on the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Call options are issued by the Options Clearing Corporation (“OCC”), which also serves as the clearinghouse for transactions with respect to standardized or listed options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by OCC or the exchanges listed above. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

A call option is considered to be covered if the option writer owns the security underlying the call or has an absolute and immediate right to acquire that security without payment of additional cash consideration (or for additional cash consideration held in a separate account) upon conversion or exchange of other securities. A call option is also considered to be covered if the writer holds on a unit-for-unit basis a call on the same security as the call written, has the same expiration date and the exercise price of the call purchased is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash or other liquid securities in a separate account, and marked-to-market daily. The Series will not sell (uncover) the securities against which options have been written until after the option period has expired, the option has been exercised or a closing purchase has been executed.

Options written by the Series will have exercise prices which may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the market price of the underlying security at the time the options are written. However, the Series generally will not write so-called “deep-in-the-money” options.

The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, dividend yield and interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

If a call option written by the Series expires unexercised, the Series will realize a gain in the amount of the premium on the option, less all commissions paid. Such a gain, however, may be offset by a decline in the value of the underlying security during the option period. If a call option written by the Series is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security (exercise price minus commission) plus the amount of the premium on the option, less all commissions paid.

Call options may also be purchased by the Series, but only to terminate (entirely or in part) the Series’ obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same exercise price and expiration date as specified in the call option which had been written previously. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of the writer of a call option. The Series may enter into a closing purchase transaction, for example, to realize a profit on an option it had previously written, to enable it to sell the security which underlies the option, to free itself to sell another option or to prevent its portfolio securities from being purchased pursuant to the exercise of a call. The Series may also permit the call option to be exercised. A closing transaction cannot be effected with respect to an optioned security once the Series has received a notice that the option is to be exercised.

The cost to the Series of such a closing transaction may be greater than the net premium received by the Series upon writing the original call option. A profit or loss from a closing purchase transaction will be realized depending on whether the amount paid to purchase a call to close a position is less or more than the amount received from writing the call. Any profit realized by the Series from the execution of a closing transaction may be partly or completely offset by a reduction in the market price of the underlying security.

The Series may also write secured put options and enter into closing purchase transactions with respect to such options. The Series may write secured put options on national securities exchanges to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A put option gives the purchaser of the option the right to sell, and the writer has the obligation to buy, the underlying security at the stated exercise price during the option period. The secured put writer retains the risk of loss should the market value of the underlying security decline below the exercise price of the option. During the option period, the writer of a put option may be required at any time to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects is substantially identical to that of call options. The Fund will earmark or segregate cash or liquid assets equal to the amount of the Series’ assets that could be required to consummate the put options. If the value of such assets declines, additional cash or assets will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Series.

The Series may write secured put options when the Advisor and/or Subadvisor, as applicable, wishes to purchase the underlying security for the Series’ portfolio at a price lower than the current market price of the security. In such event the Series would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. The potential gain on a secured put option is limited to the income earned on the amount held in liquid assets plus the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction) and income earned on the amount held in liquid assets.

The Series may purchase put options on national securities exchanges in an attempt to hedge against fluctuations in the value of its portfolio securities and to protect against declines in the value of individual securities. Purchasing a put option allows the purchaser to sell the particular security covered by the option at a certain price (the “exercise price”) at any time up to a specified future date (the “expiration date”).

Purchase of a put option creates a “hedge” against a decline in the value of the underlying security by creating the right to sell the security at a specified price. Purchase of a put option requires payment of a premium to the seller of that option. Payment of this premium necessarily reduces the return available on the individual security should that security continue to appreciate in value. In return for the premium paid, the Series protects itself against substantial losses should the security suffer a sharp decline in value. In contrast to covered call option writing, where the writer obtains greater current income at the risk of foregoing potential future gains, the purchaser of a put option is in effect foregoing current income in return for reducing the risk of potential future losses.

The Series may purchase put options as a means of “locking in” profits on securities held in the portfolio. Should a security increase in value from the time it is initially purchased, the Series may seek to lock in a certain profit level by purchasing a put option. Should the security thereafter continue to appreciate in value the put option will expire unexercised and the total return on the security, if it continues to be held by the Series, will be reduced by the amount of premium paid for the put option. At the same time, the Series will continue to own the security, and should the security decline in value below the exercise price of the put option, the Series may elect to exercise the option and “put” or sell the security to the party that sold the put option to the Series at the exercise price. In this case, the Series would have a higher return on the security than would have been possible if a put option had not been purchased.

Risk Factors and Certain Other Factors Relating to Options. Positions in options on securities may be closed only by a closing transaction, which may be made only on an exchange which provides a liquid secondary market for such options. Although the Series will write options only when the Advisor and/or Subadvisor, as applicable, believes a liquid secondary market will exist on an exchange for options of the same security, there can be no assurance that a liquid secondary market will exist for any particular security option. If no liquid secondary market exists respecting an option position held, the Series may not be able to close an option position, which will prevent the Series from selling any security position underlying an option until the option expires and may have an adverse effect on its ability effectively to hedge its security positions. A secured put option writer who is unable to effect a closing purchase transaction would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, the Series would be unable to use the cash or liquid assets held as security for the put option for other investment purposes until the exercise or expiration of the option.

Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading; (ii) restrictions that may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions that may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances that may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not be adequate to handle unusual trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or particular classes or series of contracts), in which event the secondary market on that exchange would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with timely execution of customers’ orders.

Each of the exchanges on which options on securities are traded has established limitations on the number of options which may be written by any one investor or group of investors. These limitations apply regardless of whether the options are written in different accounts or through different brokers. It is possible that the Series and certain other accounts managed by the Advisor and/or Subadvisor, as applicable, may constitute such a group. If so, the options positions of the Series may be aggregated with those of other clients of the Advisor and/or Subadvisor, as applicable.

Although the OCC has stated that it believes (based on forecasts provided by the exchanges on which options are traded), that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and although each exchange has advised the OCC that it believes that its facilities will also be adequate to handle reasonably anticipated volume, there can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render certain of these facilities inadequate and thereby result in the institution of special trading procedures or restrictions.

The Series will pay brokerage and other transaction costs to write and purchase options on securities, including any closing transactions, which the Series may execute. Therefore, frequent writing and/or purchasing of options may increase the transaction costs borne by the Series.

Stock Index Futures Contracts and Options on Stock Index Futures Contracts. The Series may enter into stock index futures contracts to provide: (i) a hedge for a portion of the Series’ portfolio; (ii) a cash management tool; (iii) an efficient way to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Series may also use stock index futures as a substitute for comparable market position in the underlying securities. Although techniques other than the sale and purchase of stock index futures contracts could be used to adjust the exposure or hedge the Series’ portfolio, the Series may be able to do so more efficiently and at a lower cost through the use of stock index futures contracts.

A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of a stock index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of a stock index is commonly referred to as selling a contract or holding a short position. A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Series intends to purchase and sell futures contracts on the stock index for which they can obtain the best price with consideration also given to liquidity.

The Series will not enter into a stock index futures contract or option thereon if, as a result thereof, the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute “bona fide hedging” under Commodity Futures Trading Commission (“CFTC”) rules would exceed 5% of the liquidation value of the Series’ total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series’ portfolio. The Series will comply with guidelines established by the Securities and Exchange Commission (“SEC”) with respect to the covering of obligations under futures contracts and will earmark or segregate cash or liquid assets in the amount prescribed.

Unlike the purchase or sale of an equity security, no price is paid or received by the Series upon the purchase or sale of a stock index futures contract. Upon entering into a futures contract, the Series would be required to deposit into a separate account in the name of the futures broker an amount of cash or liquid securities known as “initial margin.” This amount is required by the rules of the exchanges and is subject to change. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures margin does not involve the borrowing of funds by the Series to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Series upon termination of the futures contract, assuming all contractual obligations have been satisfied.

Subsequent payments, called “variation margin”, to and from the futures broker, are made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market”. For example, when the Series has purchased a stock index futures contract and the price of the underlying stock index has risen, that futures position will have increased in value and the Series will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Series has purchased a stock index futures contract and the price of the stock index has declined, the position would be less valuable and the Series would be required to make a variation payment to the broker.

The loss from investing in futures transactions is potentially unlimited. To limit such risk, the Series will not enter into stock index futures contracts for speculation and will only enter into futures contracts which are traded on established futures markets. The Series may purchase or sell stock index futures contracts with respect to any stock index, but the Advisor and Subadvisor anticipate that they will sell stock index futures contracts with respect to indices whose movements will, in their judgment, have a significant correlation with movements in the prices of the Series’ portfolio securities.

Closing out an open stock index futures contract sale or purchase is effected by entering into an offsetting stock index futures contract purchase or sale, respectively, for the same aggregate amount of identical underlying with the same delivery date. If the offsetting purchase price is less than the original sale price, the Series realizes a gain; if it is more, the Series realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Series realizes a gain; if it is less, the Series realizes a loss. If the Series is not able to enter into offsetting transactions, the Series will continue to be required to maintain the margin deposits on the stock index futures contract.

The Series may elect to close out some or all of its futures positions at any time prior to expiration. The purpose of making such a move would be either to reduce equity exposure represented by long futures positions or increase equity exposure represented by short futures positions. The Series may close its positions by taking opposite positions which would operate to terminate the Series’ position in the stock index futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid or released to the Series, and the Series would realize a loss or a gain.

Stock index futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Series intends to purchase or sell stock index futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist at any particular time. Accordingly, it might not be possible to close a stock index futures contract, and in the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin. However, in the event stock index futures contracts have been used to hedge portfolio securities, the Series would continue to hold securities subject to the hedge until the stock index futures contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the stock index futures contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with price movements in the futures contract and thus provide an offset to losses on a stock index futures contract.

There are several risks in connection with the use by the Series of stock index futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of securities which are the subject of the hedge. The Advisor and/or Subadvisor, as applicable, will attempt to reduce this risk by entering into stock index futures contracts on indices whose movements, in its judgment, will have a significant correlation with movements in the prices of the Series’ portfolio securities sought to be hedged.

Successful use of stock index futures contracts by the Series for hedging purposes also depends on the Advisor’s and/or Subadvisor’s, as applicable, ability to correctly predict movements in the direction of the market. It is possible that, when the Series has sold futures to hedge its portfolio against a decline in the market, the index or indices on which the futures are written might advance and the value of securities held in the Series’ portfolio might decline. If this were to occur, the Series would lose money on the futures and also would experience a decline in value in its portfolio securities. However, while this might occur to a certain degree, the Advisor and Subadvisor believe that over time the value of the Series’ portfolio will tend to move in the same direction as the securities underlying the futures, which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that if the Series were to hedge against the possibility of a decline in the market (adversely affecting stocks held in their portfolios) and stock prices instead increased, the Series would lose part or all of the benefit of increased value of those stocks that they had hedged, because they would have offsetting losses in their futures positions. In addition, in such situations, if the Series had insufficient cash, it might have to sell securities to meet its daily variation margin requirements. Such sales of securities might be, but would not necessarily be, at increased prices (which would reflect the rising market). Moreover, the Series might have to sell securities at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the stock index futures contracts and the portion of the portfolio to be hedged, the price movements in the futures contracts might not correlate perfectly with price movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close stock index futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the stock index and movements in the prices of stock index futures contracts, even a correct forecast of general market trends by the Advisor might not result in a successful hedging transaction over a very short time period.

Options on futures give the purchaser the right, in return for a premium paid, to assume a position in a futures contract (a long position if a call option and a short position if a put option), rather than to purchase or sell the stock index futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash.

The Series may seek to close out an option position on an index by writing or buying an offsetting option covering the same index or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. See “Risk Factors and Certain Other Factors Relating to Options” above for possible reasons for the absence of a liquid secondary market on an exchange.

Futures on Securities. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. Futures contracts by law are not permitted on municipal securities but are traded on government securities, broad-based indexes of securities, and certain corporate equity securities (single stock futures). By purchasing futures on securities, the Fund will legally obligate itself to accept delivery of the underlying security and pay the agreed price; by selling futures on securities, it will legally obligate itself to make delivery of the security against payment of the agreed price. Open futures positions on securities are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board of Directors.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Series’ futures contracts on securities will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Series to do so. However, the loss from investing in futures transactions is potentially unlimited. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline in a particular foreign currency against the U.S. dollar or another foreign currency, the Series is authorized to enter into forward foreign currency exchange contracts. In addition, the Series is authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts, options on such futures contracts, and options on foreign currencies in order to protect against uncertainty in the future levels of currency exchange rates.

Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Series to establish a rate of exchange for a future point in time. The Series may enter into forward foreign currency exchange contracts when deemed advisable by the Advisor and/or Subadvisor, as applicable, under only two circumstances.

First, when entering into a contract for the purchase or sale of a security in a foreign currency, the Series may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency. This hedging technique is known as “transaction hedging”.

Second, when the Advisor and/or Subadvisor, as applicable, anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Series may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This hedging technique is known as “position hedging”. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Series will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

The Series will earmark or segregate cash or liquid securities equal to the amount of that Series’ assets that would be required to consummate forward contracts entered into under the second circumstance, as set forth above. For the purpose of determining the adequacy of the securities, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be earmarked or segregated daily so that the value will equal the amount of such commitments by such Series.

Currency Futures Contracts and Options on Futures Contracts. The Series is authorized to purchase and sell currency futures contracts and options thereon. Currency futures contracts involve entering into contracts for the purchase or sale for future delivery of foreign currencies. A “sale” of a currency futures contract (i.e., short) means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A “purchase” of a futures contract (i.e., long) means the acquisition of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of portfolio securities held by the Series or adversely affect the prices of securities which the Series intends to purchase at a later date. The loss from investing in futures transactions is potentially unlimited. To minimize this risk, such instruments will be used only in connection with permitted transaction or position hedging and not for speculative purposes. The Series will not enter into a currency futures contract or option thereon, if as a result thereof, the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute “bona fide hedging” under CFTC rules will exceed 5% of the liquidation value of the Series’ total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series’ portfolio. The Series will comply with guidelines established by the SEC with respect to covering of obligations under future contracts and will earmark or segregate cash and/or liquid securities in a separate account in the amount prescribed.

Although the Series intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, due to the risk of an imperfect correlation between securities in the Series’ portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective. For example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of the gains on the portfolio securities that were the subject of such hedge.

Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained for such contract. Although futures contracts typically require actual delivery of and payment for financial instruments or currencies, the contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Series realizes a gain; if it is more, the Series realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Series realizes a gain; if it is less, the Series realizes a loss. Transaction costs must also be included in these calculations. There can be no assurance, however, that the Series will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Series is not able to enter into an offsetting transaction, the Series will continue to be required to maintain the margin deposits on the contract. The ability to establish and close out positions on such options is dependent on the existence of a liquid secondary market. It is not certain that a liquid market will exist for any particular futures contracts. See “Risk Factors and Certain Other Factors Relating to Options” above for possible reasons for the absence of a liquid secondary market on an exchange.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if a call option and a short position if a put option) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if a call option and a long position if a put option). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Call options sold by the Series with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying the futures contract, or by earmarking or segregating cash or liquid securities in an amount sufficient to fulfill the obligations undertaken by the futures contract. A put option sold by the Series is covered when, among other things, cash or liquid assets are earmarked or placed in a segregated account to fulfill the obligations undertaken.

Foreign Currency Options. The Series is authorized to purchase and write put and call options on foreign currencies. A call option is a contract whereby the purchaser, in return for a premium, has the right, but not the obligation, to buy the currency underlying the option at a specified price during the exercise period. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the exercise period, to deliver the underlying currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying currency at the exercise price. The Series will use currency options only to hedge against the risk of fluctuations of foreign exchange rates related to securities held in its portfolio or which it intends to purchase, and to earn a higher return by receiving a premium for writing options. Options on foreign currencies are affected by all the factors that influence foreign exchange rates and investments generally.

Risks Associated with Hedging Strategies. There are risks associated with the hedging strategies described above, including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor and/or Subadvisor, as applicable, to accurately predict movements in the prices of individual securities, fluctuations in domestic and foreign markets and currency exchange rates, and movements in interest rates; (2) there may be an imperfect correlation between the changes in market value of the securities held by the Series and the prices of currency contracts, options, futures and options on futures; (3) there may not be a liquid secondary market for a currency contract, option, futures contract or futures option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations, particularly requirements for qualification as a “regulated investment company” under the Code, may restrict trading in forward currency contracts, options, futures contracts and futures options.

Even a small investment in derivative contracts can have a big impact on stock market, currency and interest rate exposure. Derivatives can also make the Series less liquid and harder to value, especially in declining markets.

OTHER INVESTMENT POLICIES

Real Estate Securities. The Series will invest in securities of companies that are principally engaged in the United States real estate industry. These companies include those directly engaged in the real estate industry as well as in industries serving and/or related to the real estate industry. Examples of companies in which the Series may invest include REITs, real estate operating companies (“REOCs”), including real estate developers and brokers and building suppliers, and mortgage lenders.

REOCs are corporations that engage in the development, management or financing of real estate. REOCs include, for example, developers, brokers and building suppliers. REOCs are publicly traded real estate companies that have chosen not to be taxed as REITs. Because REOCs reinvest earnings rather than distribute dividends to unit holders, they do not get the same benefits of lower corporate taxation that are a common characteristic of REITs. The value of the Series’ REOC securities generally will be affected by the same factors that adversely affect a REIT. For more information about REITs, see “REITs.”

Although the Series may not invest directly in real estate, concentration in securities of companies that are principally engaged in the United States real estate industry exposes the Series to special risks associated with the direct ownership of real estate, and an investment in the Series will be closely linked to the performance of the real estate markets. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.

Foreign Securities.

The Series may not purchase foreign securities, if as a result of the purchase of such securities more than 10% of the Series’ assets would be invested in foreign securities, provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by ADRs that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

Risks of Foreign Securities. There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets which may cause liquidity problems for the Series. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the U.S. These risks generally are greater for investments in securities of companies in emerging markets, which are usually in the initial stages of their industrialization cycle.

The Series’ investments in emerging markets can be considered speculative, and therefore may offer greater potential for gains and losses than investments in developed markets of the world. Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. With respect to any emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also may have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Series’ investments are denominated relative to the U.S. dollar will affect the Series’ net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Series’ securities are quoted would reduce the Series’ net asset value per share.

Repurchase Agreements. The Series may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Series purchases securities (“collateral”) from various financial institutions such as a bank or broker-dealer (a “seller”) which the Advisor and/or Subadvisor, as applicable, deems to be creditworthy, subject to the seller’s agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Series plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities).

The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Series’ custodian either directly or through a securities depository. Default by the seller would, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities.

Investment Companies. Investment company securities are securities of other open-end or closed-end investment companies or unit investment trusts. The Series may invest in securities issued by other investment companies to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Series’ total assets in any one investment company and no more than 10% in any combination of investment companies. These limitations do not apply to the Series’ investments in money market funds. The Series may invest in investment companies managed by the Advisor or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by rule, regulation or order of the SEC. To the extent the Series invests a portion of its assets in investment companies, those assets will be subject to the risks of the purchased investment company’s portfolio securities. The Series also will bear its proportionate share of the expenses of the purchased investment company in addition to its own expenses. Except with respect to its money market fund investments, the Series does not intend to invest in other investment companies unless, in the judgment of the Advisor, the potential benefits of such investments exceed the associated costs (which includes any investment advisory fees charged by the investment companies) relative to the benefits and costs associated with direct investments in the underlying securities.

Investments in closed-end investment companies may involve the payment of substantial premiums above the net asset value of such issuer’s portfolio securities and are subject to limitations under the 1940 Act. The Series also may incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a “passive foreign investment company.”

Exchange-traded funds (“ETFs”) are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts (“UITs”). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

The Series may invest in iShares® Funds, which are ETFs issued by iShares Trust and iShares, Inc. Pursuant to an exemptive order issued to iShares® and procedures adopted by the Fund’s Board of Directors, the Series may invest in an iShares® Fund beyond the limits set forth in section 12(d)(1)(A) of the 1940 Act, subject to certain terms and conditions. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® Funds make any representations regarding the advisability of investing in the Series.

Securities Lending. The Series may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board of Directors. These loans, if and when made, may not exceed 33 1/3% of the Series’ total assets taken at value (including the loan collateral). The Series will not lend portfolio securities to its investment advisor, or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Series.

By lending its securities, the Series may increase its income by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. The Series may pay a part of the income earned to a third party (such as the Fund’s custodian) for acting as the Series’ securities lending agent. The Series will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Series must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Series must be able to terminate the loan on demand; (iv) the Series must receive reasonable interest on the loan, in addition to payments reflecting the amount of any dividends, interest or other distributions on the loaned securities; (v) the Series may pay only reasonable fees in connection with the loan; and, (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Series must terminate the loan and regain the right to vote the securities. Loans may involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Series’ ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays.

Short Sales. The Series may, within limits, engage in short sales “against the box”. A short sale is the sale of borrowed securities; a short sale against the box means that the Series owns securities equivalent to those sold short. Such short sales can be used as a hedge. The Series has no current intention to engage in short sales against the box. A short sale against the box may be a taxable transaction for the Series.

Investment in Illiquid and Restricted Securities. The Series may not purchase illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933, as amended (the “1933 Act”). Such securities generally have been considered illiquid because they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. The SEC adopted Rule 144A to provide for a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to “qualified institutional buyers.” The result has been the development of a more liquid and efficient institutional resale market for restricted securities. Rule 144A securities may be liquid if properly determined by the Advisor and/or Subadvisor, as applicable, pursuant to procedures adopted by the Board of Directors.

Diversification. The Series is non-diversified, as defined in the 1940 Act, which means that a relatively high percentage of assets of the Series may be invested in the obligations of a limited number of issuers. The value of shares of the Series may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Series intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), which requires that the Series meet certain diversification tests.

Investment Restrictions

The Series has adopted certain restrictions set forth below as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority” of the Series’ outstanding voting securities, which means a vote of the holders of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Series may not:

1. Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time;

2. Except as discussed below, purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions. The Real Estate Series has adopted a fundamental policy to invest more than 25% of its total assets in securities of companies that are directly engaged in the real estate industry as well as in industries serving and/or related to the real estate industry;

3. Make loans, except that the Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder;

4. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ Statement of Additional Information or as permitted by the 1940 Act, and any rule, regulation, or order of the SEC thereunder;

5. Purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, the Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies; and

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the Series’ investment restriction.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits the Series from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified Series may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restrictions do not apply to non-diversified series.

The following are non-fundamental investment policies and restrictions, and may be changed by the Fund’s Board of Directors.

1. The Series may not invest in illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities; and

2. The Series may not purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Except for the limitation on borrowings, all of the above percentage limitations are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Series to exceed its limitation, the Series will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

Portfolio Turnover

An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain debt securities) for a year and dividing that amount by the monthly average of the market value of such securities during the year. Under normal market conditions, the Series expects that its long-term average turnover rate will be less than 100%; however, turnover will in fact be determined by market conditions and opportunities, and therefore it is impossible to estimate the turnover rate with confidence. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Series to pay correspondingly increased brokerage and trading costs. In addition to the transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under Federal Tax Treatment of Dividends and Distributions, to the extent net short-term gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Disclosure of Portfolio Holdings

The Fund’s Board of Directors has approved a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Series.

Disclosure of the Series’ complete portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31), in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report filed with the SEC on Form N-Q. The Series’ Annual and Semi-Annual Reports are distributed to shareholders and the most recent Reports are available on the Fund’s website (see address below). The Series’ holdings reports on Form N-Q are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, the Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website at www.manningnapieradvisors.com. This information is provided with a lag of at least eight days. The information provided will include the following for each security in the portfolio: security name, CUSIP or Sedol symbol, ticker (for equities only), country, number of shares or units held (for equities), par value (for bonds), and market value as of the date of the portfolio. Portfolio holdings information will be available on the website at least until it is superceded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi-Annual Reports) or filed with the SEC (with respect to a Form N-Q). This information is publicly available to all categories of persons.

The Fund provides portfolio holdings and information derived from the portfolio holdings to rating and ranking organizations such as Lipper and Morningstar, Inc. in connection with rating the Series and mutual fund database services such as Thomson Financial Research in connection with their collection of fund data for their subscribers. The Fund will only disclose such information as of the end of the most recent calendar month, and this information will be provided to these organizations no sooner than the next day after it is posted on the Fund’s website, unless the conditions described below relating to the disclosure of “non-public” portfolio holdings information are satisfied. The Fund believes that these organizations have legitimate objectives in requesting such portfolio holdings information.

The Fund’s policies and procedures provide that the Fund’s chief compliance officer (or her designee) (“CCO”) may authorize disclosure of “non-public” portfolio holdings information to rating and ranking organizations, mutual fund databases, consultants, and other organizations that will use the data for due diligence, rating, or ranking the Series, or similar uses at differing times and/or with different lag times than those described above. Prior to making any disclosure of “non-public” portfolio holdings information to a third party, the CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund’s shareholders and that conflicts between the interests of the Fund’s shareholders and those of the Fund’s Advisor, Subadvisor, principal underwriter, or any affiliated person of the Fund are addressed. The Fund requires any third party receiving “non-public” portfolio holdings information to enter into a confidentiality agreement with the Fund which provides, among other things, that “non-public” portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the “non-public information” and will use such information solely to analyze and rank the Series, or to perform due diligence and asset allocation, depending on the recipient of the information. The agreement will require that the recipient provide, upon request, evidence reasonably satisfactory to the Fund to demonstrate its adherence to the provisions of the agreement. The Board of Directors will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable.

The Fund’s policies and procedures also permit the Fund to disclose certain commentary and analytical, statistical, performance or similar information relating to the Series or its portfolio holdings if certain conditions are met. The information must be for legitimate business purposes and must be deemed to be non-material non-public information based on a good faith review of the particular facts and circumstances. Examples of such non-material non-public information may include, but are not limited to, the following types of information: allocation of the Series’ portfolio securities and other investments among various asset classes, sectors, industries, and countries; the characteristics of the stock components and other investments of the Series; the attribution of the Series’ returns by asset class, sector, industry, market capitalization and country; certain volatility characteristics of the Series; certain valuation metrics of the Series (such as average price to earnings ratio and average earnings growth); and maturity and credit quality statistics for the Series’ fixed income holdings.

The Fund does not receive any compensation or other consideration for disclosure of portfolio holdings information.

In addition, the Fund’s service providers, such as the Advisor, Subadvisor, Custodian, MLB, [auditor], Distributor, and Citi, all as defined herein, may possess or receive portfolio holdings information with no lag time in connection with their services to the Fund. In addition, proxy voting service providers (See Appendix C) may receive portfolio holdings information with no lag time, as necessary, in connection with their services to the Fund.

The Fund

The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. The Board of Directors may, at its own discretion, create additional series of shares, each of which would have separate assets and liabilities. Prior to September 29, 2006, the name of the Fund was Exeter Fund, Inc.

Each share of a series represents an identical interest in the investment portfolio of that series and has the same rights.

The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption and liquidations. The Fund’s shareholders will vote in the aggregate and not by series or class except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a series or a class. Income, direct liabilities and direct operating expenses of a series will be allocated directly to the series, and general liabilities and expenses of the Fund will be allocated among the series in proportion to the total net assets of the series by the Board of Directors. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

Management

The overall business and affairs of the Fund are managed by the Fund’s Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund’s agreements with its investment advisor, subadvisor, custodian and distributor. The day-to-day operations of the Fund are delegated to the Fund’s officers and to the Advisor.

The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	B. Reuben Auspitz*

Address:	290 Woodcliff Dr.
Fairport, NY 14450

Age:	61

Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director

Term of Office & Length of Time Served:	Indefinite – Director since 1984. Principal Executive Officer since 2002, President since 2004[1], Vice President 1984 – 2003

Principal Occupation(s) During Past 5 Years:

Executive Vice President; Co-Executive Director; Executive Group Member**; Chief Compliance Officer since 2004 - Manning & Napier Advisors, Inc., President; Director - Manning & Napier Investor Services, Inc., Director - Manning Napier Zisler, LLC

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member

Number of Portfolios Overseen within Fund Complex:	29

Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Harris H. Rusitzky

Address:	290 Woodcliff Dr.
Fairport, NY 14450

Age:	73

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 1985

Principal Occupation(s) During Past 5 Years:	President - The Greening Group (business consultants) Partner, The Restaurant Group (restaurants)

Number of Portfolios Overseen within Fund Complex:	29

Other Directorships Held Outside Fund Complex:	N/A

Name:	Peter L. Faber

Address:	290 Woodcliff Dr.
Fairport, NY 14450

Age:	70

Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 1987

Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)

Number of Portfolios Overseen within Fund Complex:	29

Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit), New York Collegium (non-profit), Boston Early Music Festival (non-profit)

Name:	Stephen B. Ashley

Address:	290 Woodcliff Dr.
Fairport, NY 14450

Age:	68

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 1996

Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer - The Ashley Group (property management and investment) Director (1995 - 2008) and Chairman (non-executive) (2004 - 2008), Fannie Mae (mortgage)

Number of Portfolios Overseen within Fund Complex:	29

Other Directorships Held Outside Fund Complex:	The Ashley Group

Name:	Paul A. Brooke

Address:	290 Woodcliff Dr.
Fairport, NY 14450

Age:	63

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 2007

Principal Occupation(s) During Past 5 Years:	Chairman & CEO - Alsius Corporation (investments); Managing Member – PMSV Holdings LLC (investments)

Number of Portfolios Overseen within Fund Complex:	29

Other Directorships Held Outside Fund Complex:	Incyte Corporation, ViroPharma, Inc., HLTH Corporation, Cheyne Capital International, MPM Bio-equities, GMP Companies, Houston Pharma

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA

Address:	290 Woodcliff Dr.
Fairport, NY 14450

Age:	45

Current Position(s) Held with Fund:	Vice President

Term of Office & Length of Time Served:	Since 2004[1]

Principal Occupation(s) During Past 5 Years:

Executive Group Member** since 2003 and Co-Director of
Research since 2002 - Manning & Napier Advisors, Inc.

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Name:	Christine Glavin

Address:	290 Woodcliff Dr.
Fairport, NY 14450

Age:	42

Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer

Term of Office & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001[1]

Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc.

Name:	Jodi L. Hedberg

Address:	290 Woodcliff Dr.
Fairport, NY 14450

Age:	41

Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering (AML) Compliance Officer

Term of Office & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004[1]

Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. & affiliates; Corporate Secretary, Manning & Napier Investor Services, Inc.

*

Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor, subadvisor, and distributor. Mr. Auspitz serves as Executive Vice President & Director, Manning & Napier Advisors, Inc.; President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor; and Director, Manning Napier Zisler, LLC, the Series’ Subadvisor.

**	The Executive Group, consisting of senior executive employee-owners, performs the duties of the Office of the Chief Executive of the Advisor.

[1]	The term of office for all officers is one year and until their respective successors are chosen and qualified.

Equity Ownership of Directors as of 12/31/08

Name of Director	Dollar Range of Equity Securities in the Series covered by this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Harris H. Rusitzky	None
Peter L. Faber	None
Stephen B. Ashley	None
Paul A. Brooke	None
Interested Director
Reuben Auspitz	None

None of the Independent Directors have any beneficial ownership interest in the Fund’s Advisor, Manning & Napier Advisors, Inc., Subadvisor, Manning Napier Zisler, LLC, or its Distributor, Manning & Napier Investor Services, Inc.

There are two Committees of the Fund’s Board of Directors: the Audit Committee and the Governance and Nominating Committee.

The Audit Committee members are Harris H. Rusitzky, Stephen B. Ashley, and Paul A. Brooke. The Audit Committee meets twice annually, and, if necessary more frequently. The Committee met          during the last fiscal year. The Audit Committee reviews the financial reporting process, the system of internal control, the audit process, and the Fund’s process for monitoring compliance with investment restrictions and applicable laws and regulations.

The Governance and Nominating Committee members are Stephen B. Ashley, Peter L. Faber, Harris H. Rusitzky, and Paul A. Brooke. The Governance and Nominating Committee meets on an annual basis, and, if necessary, more frequently. The Governance and Nominating Committee evaluates candidates’ qualifications for Board membership and the independence of such candidates from the investment advisor and other principal service providers for the Fund; makes recommendations to the full Board for nomination for membership on any committees of the Board; reviews as necessary the responsibilities of any committees of the Board and whether there is a continuing need for each committee; evaluates whether there is a need for additional committees of the Board; evaluates whether committees should be combined or reorganized; and reviews the performance of all Board members. The Governance and Nominating Committee’s procedures for the consideration of candidates for Board membership submitted by shareholders are attached as Appendix B. The Governance and Nominating Committee met          during the last fiscal year.

The Interested Director and the officers of the Fund do not receive compensation from the Fund, except that a portion of the Fund’s Chief Compliance Officer’s salary is paid by the Fund. Each Independent Director shall receive an annual fee of $10,000. Annual fees will be calculated quarterly. Each Independent Director shall receive $500 per Board Meeting attended for each active series of the Fund, plus a $1,500 per meeting fee for membership on the Audit Committee and a $1,000 per meeting fee for membership on the Governance and Nominating Committee.

Compensation Table for Fiscal Year Ended December 31, 2008

Name	Position with Registrant	Aggregate Compensation from Fund	Pension	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex*
Jodi Hedberg	Chief Compliance Officer	$	N/A	N/A	$
Harris H. Rusitzky	Director	$	N/A	N/A	$
Peter L. Faber	Director	$	N/A	N/A	$
Stephen B. Ashley	Director	$	N/A	N/A	$
Paul A. Brooke	Director	$	N/A	N/A	$

*	As of December 31, 2008, the Fund Complex consisted of Series.

As of December 31, 2008, the directors and officers of the Fund, as a group, owned less than 1% of the Fund.

Code of Ethics

The Board of Directors of the Fund, the Advisor, Subadvisor, and the Fund’s principal underwriter have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. These Codes of Ethics apply to the personal investing activities of directors, officers and certain employees (“access persons”). Rule 17j-1 and the Code are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under these Codes of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. A copy of these Codes of Ethics is on file with the Securities and Exchange Commission, and is available to the public.

Proxy Voting Policy

The Board of Directors has delegated proxy voting responsibilities with respect to securities held by the Series to the Advisor, subject to the Board’s general oversight. The Advisor has adopted its own proxy voting policies and procedures for this purpose (the “Procedures”), which are attached to this Statement of Additional Information as Appendix C. The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

The Fund is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. The Fund’s proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling 1-800-466-3863 or by writing to the Fund at Manning & Napier Fund, Inc., PO Box 805, Fairport, NY 14450. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

BENEFICIAL OWNERS

As of                     , 2009, no persons or entities owned, of record or beneficially, more than 5% of the Series’ shares.

The Advisor and Subadvisor

Manning & Napier Advisors, Inc. (“MNA” or the “Advisor”), acts as the Fund’s investment advisor. Mr. William Manning controls the Advisor by virtue of his ownership of the securities of MNA. The Advisor also is generally responsible for supervision of the overall business affairs of the Fund including supervision of service providers to the Fund and direction of the Advisor’s directors, officers or employees who may be elected as officers of the Fund to serve as such.

The Fund pays the Advisor for the services performed a fee at the annual rate of 1.00% of the Series’ average daily net assets. As described below, the Advisor is separately compensated for acting as transfer agent and accounting services agent for the Series.

Under the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Advisor, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund’s custodian, and accounting services agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incidental to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund’s shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and directors.

Pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to waive fees and reimburse expenses so that total direct annual operating expenses of the Series do not exceed 1.40% of the Series’ average daily net assets. This agreement will remain in effect until at least [insert date] and may be extended.

The Advisory Agreement provides that in the event the expenses of the Fund (including the fee of the Advisor but excluding: (i) brokerage commissions; (ii) interest; (iii) taxes; and (iv) extraordinary expenses except for those incurred by the Fund as a result of litigation in connection with a suit involving a claim for recovery by the Fund, or as a result of litigation involving a defense against a liability asserted against the Fund, provided that, if the Advisor made the decision or took the action which resulted in such claim the Advisor acted in good faith without gross negligence or misconduct, and for any indemnification paid by the Fund to its officers, directors and advisors in accordance with applicable state and federal laws as a result of such litigation) for any fiscal year exceed the limits set by applicable regulations of state securities commissions, the Advisor will reduce its fee by the amount of such excess. Any such reductions or refunds are accrued and paid in the same manner as the Advisor’s fee and are subject to readjustment during the year.

The Advisory Agreement states that the Advisor shall give the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. The Advisory Agreement also states that nothing contained therein shall, however, be construed to protect the Advisor against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

The Advisory Agreement also provides that it is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Advisor for inclusion therein; the Fund agrees to indemnify the Advisor to the full extent permitted by the Fund’s Articles of Incorporation.

In connection with its investment advisory services, the Advisor will utilize the services of its affiliate, Manning Napier Zisler, LLC (the “Subadvisor”) pursuant to a subadvisory agreement between the Advisor and the Subadvisor (the “Subadvisory Agreement”). The Subadvisor was established in October 2008 and is registered as an investment advisor with the Securities and Exchange Commission. Manning & Napier Real Estate Company, LLC, which is controlled by officers and directors of the Advisor, owns 50% of the Subadvisor. In addition, certain officers and directors of the Advisor are directors of the Subadvisor. The chairman of the Manning & Napier Fund, Inc., B. Reuben Auspitz, is on the board of directors of the Subadvisor. Zisler Capital Partners, LLC also owns 50% of the Subadvisor.

A team made up of investment professionals and analysts, consisting of personnel from both the Advisor and Subadvisor, makes all of the Series’ investment decisions.

After their initial two-year terms, each of the Advisory Agreement and Subadvisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the Series’ outstanding voting securities and by a majority of the Directors who are not parties to the Advisory or Subadvisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory or Subadvisory Agreement. The Advisory or Subadvisory Agreement is terminable without penalty by the Series on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Directors of the Fund, or by the Advisor or Subadvisor on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

In exchange for its services to the Advisor, the Subadvisor is entitled to receive an annual management fee calculated daily and payable monthly, equal to xx% of the average daily net assets of the Series. The Subadvisor fees are paid directly by the Advisor out of the Advisor’s annual advisory fees and not by the Series.

The Advisor serves as the Fund’s transfer agent and accounting services agent pursuant to a Master Services Agreement between the Fund and the Advisor. The Advisor has entered into an agreement with Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219 (“Citi”) under which Citi serves as sub-transfer agent and sub-accounting services agent. Pursuant to the Master Services Agreement dated November 1, 2003, as amended, between the Fund and the Advisor, the Fund pays the Advisor an annual fee of 0.055% of the Fund’s net assets up to $4.5 billion, 0.03% for the Fund’s net assets between $4.5 billion and $7.5 billion, and 0.02% for net assets over $7.5 billion for fund accounting and transfer agent services. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Distribution of Fund Shares

Manning & Napier Investor Services, Inc. (the “Distributor”) acts as Distributor of the Fund shares and is located at the same address as the Advisor and the Fund. The Distributor and the Fund are parties to a distribution agreement (the “Distribution Agreement”) which applies to each class of shares of the Fund.

The Distribution Agreement is renewable annually. The continuation of the Distribution Agreement must be specifically approved by the Board of Directors and separately by the Directors who are not parties to the Distribution Agreement or “interested persons” (as defined under the 1940 Act) of any party to the Distribution Agreement.

The Distributor will not receive compensation for distribution of shares of the Fund. The Distributor may from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to financial intermediaries and it is free to make additional payments out of its own assets to promote the sale of Fund shares. Similarly, the Advisor may, from its own resources, defray or absorb costs related to distribution, including compensation of employees who are involved in distribution.

Custodian, Independent Registered Public Accounting Firm, and Counsel

The custodian for the Fund is The Bank of New York Mellon (the “Custodian”), 135 Santilli Highway, Everett, MA 02149. The custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. The Bank of New York Mellon may, at its own expense, employ one or more sub-custodians on behalf of the Fund, provided that it shall remain liable for all its duties as custodian. The foreign sub-custodians will act as custodian for the foreign securities held by the Fund.

                                          (“            ”), with offices at                                                      , serve as the independent registered public accounting firm for the Series.

The Fund’s counsel is Morgan, Lewis & Bockius LLP (“MLB”), 1701 Market Street, Philadelphia, PA 19103.

Purchases and Redemptions

Check Acceptance Policy. The Fund reserves the right to reject certain forms of payment for share purchases. The Fund maintains a check acceptance policy for share purchases. Investments that are received in an unacceptable form will be returned. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks, or money orders.

Payment for shares redeemed. Payment for shares presented for redemption may be delayed more than seven days only for (1) any period (a) during which the New York Stock Exchange (the “NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit.

Other Information about Purchases and Redemptions. The Fund has authorized several brokers to accept purchase and redemption orders on its behalf, and these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the appropriate Series next computed after they are received in good order by the financial intermediary or its designee, provided that such orders are transmitted to the Fund’s transfer agent in accordance with the Fund’s procedures and applicable law. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary in good order before the close of regular trading on the NYSE.

Portfolio Managers

This section includes information about the Series’ portfolio managers, including information about the dollar range of Fund shares they own, how they are compensated, and other accounts they manage.

The Advisor

The following employees of the Advisor serve on the Advisor’s Senior Research Group and/or the Research Team of the Real Estate Series, as noted. This information is as of                     , 2009.

Name and Title	Fund Management Role	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in the Series covered by this SAI	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in all Manning & Napier Fund Series
Christian A. Andreach, CFA, Senior Analyst	Member of Senior Research Group	None

Jeffrey S. Coons, Ph.D., CFA, Senior Analyst	Member of Senior Research Group	None

Jeffrey W. Donlon, CFA, Senior Analyst	Member of Senior Research Group	None

Brian P. Gambill, CFA, Senior Analyst	Member of Senior Research Group	None

Jeffrey A. Herrmann, CFA, Senior Analyst	Member of Senior Research Group, Member of Series Research Team	None

Brian W. Lester, CFA Senior Analyst	Member of Senior Research Group	None

Michael J. Magiera, CFA, Senior Analyst	Member of Senior Research Group, Member of Series Research Team	None

Marc Tommasi, Senior Analyst	Member of Senior Research Group	None

Virge J. Trotter, III, CFA Senior Analyst	Member of Senior Research Group	None

Compensation. Analyst compensation is provided in two basic forms: base salary and bonus. Bonuses may be several times the level of base salary for successful analysts. The analyst bonus system has been established to provide a strong incentive for analysts to make investment decisions in the best interest of the Advisor’s clients, including Series shareholders.

For other investment vehicles managed by the Senior Research Group, the Advisor has a bonus system based on the performance of individual securities. In the analyst bonus system, the gains/losses of securities recommended and reviewed by an analyst are measured over trailing 12-month, 24-month and 36-month time periods and compared to several hurdles. In the case of equity analysts, those hurdles include 0% (i.e., positive returns) and the gain/loss of the S&P 500 Index®. A bonus rate is established for each time period based upon the number of hurdles surpassed by the analyst. The bonus rate could result in a negative, zero, or positive bonus for the period, generally depending upon whether no hurdles, one hurdle, or multiple hurdles are surpassed by an analyst. Bonuses are calculated by multiplying the analyst’s total gain/loss and the bonus rate for each time period and summed over the three time periods. If this calculation results in a negative bonus (e.g., returns below 0% and the benchmark index), then the negative is carried forward until the analyst achieves a positive bonus to offset the negative balance. In total, the bonus system provides incentives to pursue both downside protection and competitive returns versus benchmarks.

Additional compensation may be provided to certain research analysts in the form of fixed bonuses determined by the Co-Directors of Research or based on a portion of the bonuses paid in the analyst bonus system described above. Also, certain employees may be selected to purchase equity in the Advisor based upon a combination of performance and tenure. Equity ownership in the Advisor represents an important incentive for senior investment professionals and serves as another method to align the long-term interest of employees with the best interest of our clients. The Advisor may utilize a bonus when recruiting new research employees to help defray relocation costs, if applicable.

Management of Other Portfolios. Members of the Series’ Research Team and the Senior Research Group act as managers of the Series. Members of the Senior Research Group also manage other series of the Fund. The Advisor does not use a portfolio manager-based structure for the management of investment portfolios. Instead, the Advisor manages other series of the Fund, other commingled funds and separate accounts using an analyst-driven process. For funds other than the Series and for actively-managed separate accounts, the investment recommendations made by an equity analyst will be applied to all portfolios with investment objectives for which the recommendation is appropriate. As a result, the investment professionals involved in managing the other series of the Fund that invest in equities are also responsible for managing all other portfolios for clients of the Advisor that pursue similar investment objectives (“Actively Managed Accounts”).

Accordingly, each member of the Senior Research Group listed below has been assigned portfolio management responsibility for portions of the Advisor’s Actively Managed Accounts. The Senior Research Group sets broad investment guidelines, and the individual analysts, including those that serve on the Research Teams of Fund series, select individual securities subject to a peer review process. Because the portfolio management role of these individuals extends across all the Advisor’s Actively Managed Accounts that hold equities, the information for each portfolio manager listed below relates to all the Actively Managed Accounts.

In addition to the Series, each portfolio manager (collectively referred to as the Portfolio Managers) is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of             .

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accts	Total Assets*	Number of Accts	Total Assets	Number of Accts	Total Assets
Christian A. Andreach
Jeffrey S. Coons
Jeffrey W. Donlon
Brian P. Gambill
Jeffrey A. Herrmann
Brian W. Lester
Michael J. Magiera
Marc Tommasi
Virge J. Trotter, III

*	At times assets of the Other Accounts in column 3 may be invested in these registered investment companies.

Management of Conflicts of Interest. The Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

For the Fund, other pooled investment vehicles, and other accounts that have authorized it to do so, the Advisor trades equities on an aggregate basis to increase efficiency of execution. In the event of a partially filled order, the Advisor uses a computer-generated randomizer to objectively assign the order of execution among accounts. Each account that participates in an aggregated order on a particular day will participate at the average security price for that day with all transaction costs shared on a pro-rata basis.

The Advisor’s trading function is separate from its research function; that is, the individuals recommending and approving security purchases are not the same individuals responsible for executing the trades. Traders exercise individual discretion in order to get the Advisor’s clients the best possible execution on trades, but guidelines as to security, position size, and price are set by the analysts recommending the security. Proprietary and third-party reporting systems monitor implementation of trading programs across the account base.

To remove the incentive for unauthorized trading and speculation in client accounts, traders are not compensated for profits generated, since investment directives are issued from outside the trading area and then merely implemented by the traders. In addition, the compensation program for individuals recommending securities purchases are based on the returns of the particular security recommended, rather than on the performance of any individual account.

The Subadvisor

The following employees of the Subadvisor serve on the Research Team of the Real Estate Series. This information is as of                     , 2009.

Name and Title	Fund Management Role	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in the Series covered by this SAI
Richard F. Burns, Senior Analyst	Member of Series Research Team	None

Randall Zisler, Ph.D., Senior Analyst	Member of Series Research Team	None

Compensation. Compensation to employees of the Subadvisor is provided in two basic forms: base salary and bonus. Bonuses may be several times the level of base salary for successful analysts. This bonus system has been established to provide a strong incentive for employees to make investment decisions in the best interest of the Subadvisor’s clients, including Series shareholders.

In the analyst bonus system, the gains/losses of securities recommended and reviewed by an analyst are measured over trailing 12-month, 24-month and 36-month time periods and compared to several hurdles. In the case of equity analysts, those hurdles include 0% (i.e., positive returns) and the gain/loss of the S&P 500 Index®. A bonus rate is established for each time period based upon the number of hurdles surpassed by the analyst. The bonus rate could result in a negative, zero, or positive bonus for the period, generally depending upon whether no hurdles, one hurdle, or multiple hurdles are surpassed by an analyst. Bonuses are calculated by multiplying the analyst’s total gain/loss and the bonus rate for each time period and summed over the three time periods. If this calculation results in a negative bonus (e.g., returns below 0% and the benchmark index), then the negative is carried forward until the analyst achieves a positive bonus to offset the negative balance. In total, the bonus system provides incentives to pursue both downside protection and competitive returns versus benchmarks.

Additional compensation may be provided to certain research analysts in the form of fixed bonuses determined by the Co-Directors of Research or based on a portion of the bonuses paid in the analyst bonus system described above. Also, certain employees may be selected to purchase equity in the Subadvisor based upon a combination of performance and tenure. Equity ownership in the Subadvisor represents an important incentive for senior investment professionals and serves as another method to align the long-term interest of employees with the best interest of our clients. The Subadvisor may utilize a bonus when recruiting new research employees to help defray relocation costs, if applicable.

Management of Other Portfolios. As of December 31, 2008, Richard Burns and Randall Zisler have portfolio management responsibility only for the Series and do not have portfolio management responsibility for any other accounts.

Management of Conflicts of Interest. The Subadvisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Conflicts of interest may arise in connection with a portfolio manager’s management of multiple accounts. Because Mr. Burns and Mr. Zisler have portfolio management responsibility only for the Series, the Subadvisor believes that the material conflicts of interest that generally arise in connection with the management of multiple accounts will not be present with respect to Mr. Burns’ and Mr. Zisler’s management of the Series.

Portfolio Transactions and Brokerage

The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Advisor shall select such broker-dealers (“brokers”) as shall, in the Advisor’s judgment, implement the policy of the Fund to achieve “best execution”, i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker, the size and difficulty in executing the order and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. The Advisor is also authorized to consider whether a broker provides brokerage and/or research services to the Fund and/or other accounts of the Advisor. The Fund understands that a substantial amount of its portfolio transactions may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the Advisor may make purchases of underwritten issues for the Fund at prices which include underwriting fees. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Advisor, or any affiliate of either to the extent permitted by law. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Advisor receives for the Fund’s brokerage commissions, whether or not useful to the Fund may be useful to the Advisor in managing the accounts of the Advisor’s other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

Brokerage Commissions paid in last three fiscal years

The Series was not active prior to the date of this SAI. Accordingly, the Series has not paid any brokerage commissions.

Directed Brokerage

The Series was not active prior to the date of this SAI. Accordingly, the Series has not paid any brokerage commissions to brokers because of research services.

Regular Broker-Dealers

The Fund’s regular broker-dealers are (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Series shares. The Series was not active prior to the date of this SAI. Accordingly, the Series has not purchased shares issued by the Fund’s regular broker-dealers.

Net Asset Value

The net asset value is determined on each day that the NYSE is open for trading. In determining the net asset value of the Series’ shares, common stocks that are traded over-the-counter or listed on national securities exchanges other than the NASDAQ National Market System are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the NYSE (generally 4:00 p.m., Eastern time), or, in the absence of recorded sales, at the closing bid prices on such exchanges. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. Unlisted securities that are not included in such National Market System are valued at the quoted bid prices in the over-the-counter market. Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in regulated investment companies are valued at their net asset value per share on valuation date. All securities initially expressed in foreign currencies will be converted to U.S. dollars using current exchange rates. Short securities positions are accounted for at value, using the same method of valuation described above. Securities and other assets for which market quotations are not readily available or for which the Advisor deems the market quotations to be unreliable are valued by appraisal at their fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used as approved by the Fund’s Board of Directors.

If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value taking this trading or these events into account.

Federal Tax Treatment of Dividends and Distributions

The following is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

The following discussion of certain federal income tax consequences is based on the Code, and the regulations issued thereunder as in effect on the date of this Statement of Aditional Information. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

It is the policy of the Series to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, the Series expects to be relieved of federal income tax on investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

In order to qualify as a regulated investment company the Series must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Series’ total assets is represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Series’ total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of any other regulated investment company) or the securities (other than the securities of other regulated investment companies) of two or more issuers that are engaged in the same, similar, or related trades or businesses if the Series owns at least 20% of the voting power of each such issuer, or the securities of one or more qualified publicly traded partnerships. These requirements may restrict the degree to which the Series may engage in certain hedging transactions and may limit the range of the Series’ investments. If the Series qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes each year to the shareholders, provided the Series distributes at least (a) 90% of its “investment company taxable income” (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital loss) and (b) 90% of its net exempt interest income (the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income).

If for any taxable year, the Series does not qualify as a regulated investment company under Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate tax rates without any deduction for distributions to shareholders and all such distributions will be taxable to shareholders as ordinary dividends to the extent of the Series’ current or accumulated earnings and profits. Such distributions will generally qualify for the corporate dividends-received deduction for corporate shareholders and as qualified dividend income for individual shareholders, subject to certain limitations.

If the Series fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior year), the Series will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. The Series generally intends to make sufficient distributions to avoid imposition of this tax.

Distributions declared in October, November, or December to shareholders of record during those months and paid during the following January are treated as if they were received by each shareholder on December 31 of the year in which they are declared for tax purposes.

The Series receives income generally in the form of dividends and interest on the Series’ investments. This income, less expenses incurred in the operation of the Series, constitutes its net investment income from which dividends may be paid to you. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that the Series receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). In order for some portion of the dividends received by a Series’ shareholder to be qualified dividend income, the Series must meet the holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Series’ shares.

Any distribution by the Series may be taxable to shareholders regardless of whether it is received in cash or in additional shares. The Series may derive capital gains and losses in connection with sales or other dispositions of such Series’ portfolio securities. Distributions from net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from net long-term capital gains will be taxable to shareholders as long-term capital gains regardless of how long the shares have been held. Currently the maximum tax rate on long-term capital gains is 15% (lower rates apply to individuals in lower tax brackets). Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains noted above will cease to apply to taxable years beginning after December 31, 2010.

Shareholders who have not held the Series’ shares for a full year should be aware that the Series may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Series.

If the Series’ distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Series shares and result in higher reported capital gain or lower reported capital loss when those shares on which a distribution was received are sold.

Any gain or loss recognized on a sale, exchange or redemption of shares of the Series by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the net capital gain distribution. At the beginning of every year, the Fund will provide shareholders with a tax reporting statement containing information detailing the estimated tax status of any distributions that the Series paid during the previous calendar year. REITs in which the Series invests often do not provide complete and final tax information to the Series until after the time that the Series issues the tax reporting statement. As a result, the Series may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Series will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

In certain cases, the Series will be required to withhold and remit to the U.S. Treasury 28% of any taxable dividends, capital gain distributions and redemption proceeds paid to a shareholder (1) who has failed to provide a correct and properly certified taxpayer identification number, (2) who is subject to backup withholding by the Internal Revenue Service, (3) who has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) who has failed to certify that he or she is a U.S. person (including a U.S. resident alien). This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Dividends paid to nonresident alien individuals and foreign entities are potentially subject to different tax treatment, including a possible U.S. federal income tax, required to be withheld by the Series, at a 30% rate (or a lower rate provided by an applicable income tax treaty). Certification of foreign status by such shareholders also will generally be required to avoid backup withholding on capital gain distributions and redemption proceeds. For taxable years of the Series beginning after December 31, 2004 and not beginning after December 31, 2009, interest-related dividends and short-term capital gain dividends paid to nonresident alien individuals and foreign entities (subject to certain limitations) are not subject to the 30% (or lower treaty rate) withholding tax.

Under recent legislation, the Code provides a look-through rule for distributions of so-called FIRPTA gain by the Series if all of the following requirements are met: (i) the Series is classified as a “qualified investment entity.” A “qualified investment entity” includes entities taxable as regulated investment companies (“RICs”) if, in general, more than 50% of the RIC’s assets consists of interests in REITs and U.S. real property holding corporations, and (ii) you are a non-U.S. shareholder that owns more than 5% of a class of Series shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, distributions by the Series are treated as gain from the disposition of a U.S. real property interest (“USRPI”), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that non-U.S. investors file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. If these rules do not apply to a distribution, such distribution in the hands of a non-U.S. investor is subject to the same treatment referenced in the preceding paragraph.

The Series’ investment in REITs may require the Series to pass-through certain “excess inclusion income” as “unrelated business taxable income” (“UBTI”). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in the Series regarding this issue and recent IRS pronouncements regarding the treatment of such income in the hands of such investors.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Series will be required to include as part of its current income the imputed interest on such obligations even though the Series has not received any interest payments on such obligations during that period. Because the Series distributes all of its net investment income to its shareholders, the Series may have to sell Series securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.

The Series’ transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, foreign entities treated as investment companies and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Series, defer losses to the Series, cause adjustments in the holding periods of the Series’ assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Series’ income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Series will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Series.

The Series is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Series may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Series. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. The Series distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Series’ fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Series’ other investments, and shareholders are advised on the nature of the distributions.

Shareholders will be advised annually as to the federal income tax consequences of distributions made during the year. Certain distributions may qualify for a dividends received deduction for corporate shareholders, subject to holding period requirements and other limitations under the Code, if they are attributable to the qualifying dividend income the Series receives from a domestic corporation and are properly designated by the Series. However, information set forth in the Prospectus and this Statement of Additional Information which relates to taxation is only a summary of some of the important tax considerations generally affecting purchasers of shares of the Series. No attempt has been made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of the Series are urged to consult their tax advisors with specific reference to their own tax situation.

Distributions by the Series to shareholders and the ownership of shares may be subject to state and local taxes. Therefore, shareholders are urged to consult with their tax advisors concerning the application of state and local taxes to investments in the Series, which may differ from the federal income tax consequences. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Series. Investment in Ginnie Mae or Fannie Mae securities, bankers acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-fee treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult with their tax advisors regarding whether, and under what conditions, such exemption is available.

Transactions by the Series in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Series (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Series and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Series to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Series to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Series intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Series as a RIC and minimize the imposition of income and excise taxes.

Dividends and interest received by the Series may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on each of the Series’ securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Series’ total assets at the close of its taxable year consists of securities of foreign corporations, the Series will be eligible to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions’ income taxes paid by the Series. Pursuant to the election, the Series will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax. If the Series makes the election, it will report annually to its shareholders the respective amounts per share of the Series’ income from sources within, and taxes paid to, foreign countries and United States possessions.

Appendix A - Description of Bond Ratings1

Moody’s Investors Service, Inc. (“Moody’s”) Short-Term Prime Rating System - Taxable Debt and Deposits Globally

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer’s branch is located are not incorporated into Moody’s short-term debt ratings.

If an issuer represents to Moody’s that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

[1]

The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund’s fiscal year-end.

Moody’s Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicated that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor’s Corporate Bond Ratings

Aaa: An obligation rated Aaa has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments are jeopardized.

Plus (+) or Minus (-): The rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Appendix B - Procedures for the Nominating Committee’s Consideration of

Potential Nominees Submitted by Stockholders

A nominee for nomination as a Director submitted by a stockholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1.

A stockholder or group of stockholders (referred to in either case as a “Nominating Stockholder”) that, individually or as a group, has beneficially owned at least 5% of the Fund’s common stock for at least two years prior to the date the Nominating Stockholder submits a candidate for nomination as a Director may submit one candidate to the Committee for consideration at an annual meeting of stockholders.

2.

The Nominating Stockholder must submit any such recommendation (a “Stockholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

3.

The Stockholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than the date specified in a public notice by the Fund. Such public notice shall be made at least 30 calendar days prior to the deadline for submission of Stockholder Recommendations. Such public notice may be given in a stockholder report or other mailing to stockholders or by any other means deemed by the Committee or the Board of Directors to be reasonably calculated to inform stockholders.

4.

The Stockholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Stockholder (the “candidate”); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Stockholder or an Associated Person of the Nominating Stockholder (as defined below); (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Stockholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder; (E) whether the Nominating Stockholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background ; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the Nominating Stockholder’s consent to be named as such by the Fund; (v) the class or Series and number of all shares of the Fund owned beneficially and of record by the Nominating Stockholder and any Associated Person of the Nominating Stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Stockholder. “Associated Person of the Nominating Stockholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Stockholder or (b) any person required to be identified pursuant to clause (vi).

5.

The Committee may require the Nominating Stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Stockholder to serve on the Board. If the Nominating Stockholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

Appendix C – Manning & Napier Advisors, Inc. Proxy Policy and Procedures

Policy

BACKGROUND

Proxy policy has had a lengthy history in the investment world. The Department of Labor’s (“DOL”) active voice in proxy policy began in 1988 with the Avon letter followed by the Proxy Project Report in 1989. Each notice by the DOL further defined and clarified the importance of exercising proxy votes in an active and diligent manner. Unless the plan documents explicitly reserve voting authority to the trustee, the investment manager has the authority — and the obligation — to vote as a fiduciary.

The Monks letter, issued by the DOL in January 1990, stated that the investment manager has a fiduciary obligation to match proxies received with holdings on a record date and to take reasonable steps to ensure that the proxies for which it is responsible are received. It further states that the named fiduciary who appointed the investment manager must periodically monitor the activities of the investment manager, which includes the monitoring of proxy procedures and proxy voting.

In 1994, the DOL issued Interpretive Bulletin #94-2, (the “Bulletin”), which summarizes the Department’s previous statements on the duties of ERISA fiduciaries to vote proxies relating to shares of corporate stock, and describes the Department’s view of the legal standards imposed by ERISA on the use of written statements of investment policy, including proxy voting. The Bulletin “reaffirms its longstanding position that plan officials are responsible for voting proxies, unless that responsibility has been delegated to an investment manager. In that case, plan officials should monitor the manager’s activities.”

The Bulletin concludes, “where the authority to manage plan assets has been delegated to an investment manager, the general rule is that the investment manager has the sole authority to vote proxies relating to such plan assets. If the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility would lie with the trustee or with the named fiduciary who has reserved to itself (or another authorized fiduciary) the right to direct the plan trustee regarding the voting of proxies.” The Bulletin notes that a reservation could be limited to the voting of only those proxies relating to specified assets or issues.

In 2003, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 to require registered investment advisors and registered mutual fund companies to provide disclosure on voting proxies. The amendments require notification to clients of the method to obtain proxy records and policy. The advisor is required to disclose voting records and make available policies and procedures reasonably designed to ensure that the advisor votes proxies in the best interests of their clients.

PROXY POLICY

In accordance with the guidelines of the DOL and the SEC, it is Manning & Napier’s policy regarding proxies to:

1.	Discharge our duties prudently, in the interest of plans, plan fiduciaries, plan participants, beneficiaries, clients and shareholders (together “clients”).

2.	Act prudently in voting of proxies by considering those factors which would affect the value of client assets.

3.	Maintain accurate records as to voting of such proxies that will enable clients to periodically review voting procedures employed and actions taken in individual situations.

4.	Provide, upon request, a report of proxy activity for clients reflecting the activity of the portfolio requested.

5.	By following our procedures for reconciling proxies, take reasonable steps under the particular circumstances to ensure that proxies for which we are responsible are received by us.

6.	Make available, upon request, this policy to all plan fiduciaries, clients and shareholders.

7.	Comply with all current and future applicable laws, rules and regulations governing proxy voting.

Procedures

INTRODUCTION

“Proxy Season” is generally defined as February to June (although there are meetings held throughout the year, this is the peak period). During this time, Manning & Napier receives thousands of proxies and annual statements for processing. The purpose of this section of the booklet is to explain our process in accordance with SEC and DOL requirements. This booklet can be retained to satisfy the DOL requirement that fiduciaries monitor the voting procedures of the investment manager.

ARRIVAL OF THE PROXIES

The majority of proxy ballots are received electronically through a centralized system used by many custodians. This electronic link allows for daily notification, monitoring, efficient voting and record keeping of the Firm’s proxy voting activity.

However, some proxies are still received in paper form and are mailed to the Firm. When proxies are received from the Post Office, they are delivered to the Firm and provided to our Proxy Department.

FILE ORGANIZATION AND VOTING DIRECTION

A. Procedures for Manning Yield Dividend-Focus Portfolio and Manning & Napier Fund, Inc. Dividend Focus Series

When the proxies arrive, the Corporation Actions & Proxy Processor logs the proxy into our centralized proxy management software, creates a file containing proxy materials, inserts an analyst checklist, and adds any proxy materials received. For each proxy, the Corporation Actions & Proxy Processor will then determine whether the security that is the subject of the proxy is held by the Dividend Focus Series and one or more other series of the Manning & Napier Fund, Inc. (the “Fund”).

With respect to a security held by the Dividend Focus Series and one or more other series of the Fund, such proxies will be voted in accordance with Manning & Napier’s Proxy Guidelines and the procedures described under sub-section B below. All other proxies for the Dividend Focus Series and all proxies for the Manning Yield Dividend-Focus Portfolio will be voted by Institutional Shareholder Services (“ISS”), an independent company that specializes in providing a variety of proxy-related services, in accordance with ISS’s written proxy voting policies and procedures (“ISS’s Proxy Procedures”).

In light of the foregoing, Manning & Napier has reviewed and determined that ISS’s Proxy Procedures are consistent with Manning & Napier’s Proxy Policy and its fiduciary duty with respect to its clients. Manning & Napier will review any material amendments to ISS’s Proxy Procedures to determine whether such procedures continue to be consistent with Manning & Napier’s Proxy Policy and its fiduciary duty with respect to its clients. A summary of ISS’s Proxy Procedures is attached as an addendum to its policy.

B. Procedures for All Other Investment Companies and Clients

When the proxies arrive, the Corporate Actions & Proxy Processor logs the proxy into our centralized proxy management software, creates a file containing proxy materials, inserts an analyst checklist, adds any proxy materials received, and forwards to the Research Administrative Assistant. The Research Administrative Assistant logs the proxy receipt into a proxy database, prints proxy report, reviews issues and adds reference materials. The proxy is then forwarded to the appropriate analyst. The analyst reviews the materials, indicates a vote, approves by signature and returns the file to the Research Administrative Assistant. The proxy database is logged as complete and the file is returned to the Corporate Actions & Proxy Processor. If voting is contrary to the general recommendations of Manning & Napier’s Proxy Guidelines on any issue, the analyst must document why this vote is in the economic best interests of shareholders. Also, the rationale for votes on issues for which these guidelines do not make general recommendations must be documented. These votes and rationales are later reported upon request to fiduciaries, clients and shareholders in the Proxy Voting Report. The Corporate Actions & Proxy Processor is responsible for maintaining the proxy files by security, by year and provides safekeeping of the documents. Vote decisions are kept in the folders as well as the proxy database. In the event of an error in voting, the Research Coordinator will complete the error write-up and notify the CCO.

If the Firm and/or its affiliates own greater than a 5% position in a company, the proposed proxy vote should be approved by one of the Directors of Research.

If the Firm and/or its affiliates own greater than a 25% position in an iShares Exchange Traded Fund, we will vote the shares in the same proportion as the vote of all other holders of shares of such iShares fund.

CORPORATE ACTIONS

The monitoring of corporate actions is done by the Corporate Actions & Proxy Processor in the Operations Department. The Firm subscribes to CCH Incorporated (Capital Changes Incorporated), an online Corporate Actions monitoring company. With this subscription, the Firm is able to check daily corporate actions for client holdings and retrieve historical data as well. The Corporate Actions Coordinator is also in contact with the Mutual Fund Accounting Department and the sub-transfer agent for the Exeter Fund, Inc., as they all share/verify information regarding corporate actions. Voluntary corporate actions are verified through Bloomberg and with the custodian. Verification of mandatory corporate actions is done monthly through our Reconciling Department.

CONFLICTS OF INTEREST

There are potential conflicts of interest that may arise in connection with the Firm or the Analyst responsible for voting a company’s proxy. Examples of potential conflicts may include the following: (1) the voting Analyst is aware that a client of the advisor or its affiliates is a public company whose shares are held in client portfolios; (2) the voting Analyst (or a member of their immediate family) of the advisor or its affiliates also has a personal interest in the outcome of a matter before shareholders of a particular security that they cover as an Analyst; (3) an employee (or a member of their immediate family) of the advisor or its affiliates is a Director or Officer of such security; (4) an employee (or a member of their immediate family) is a Director candidate on the proxy; or (5) the voting Analyst (or a member of their immediate family), the advisor or its affiliates have a business relationship with a participant in a proxy contest, corporate director or director candidates.

In recognizing the above potential conflicts, the following controls have been put in place: (1) a written confirmation provided in the proxy folder that no conflict of interest exists with respect to each proxy vote to be completed by the Analyst. If an Analyst indicates an affirmative response to any of the above conflicts identified such Analyst shall be immediately removed from the responsibility of voting such proxy; and (2) a Proxy Policy Committee has been created to resolve any apparent or potential conflicts of interest. The Proxy Policy Committee may utilize the following to assist in seeking resolution (including, without limitation, those instances when the Advisor potentially has an institutional conflict): (1) voting in accordance with the guidance of an independent consultant or outside counsel; (2) designation of a senior employee or committee member to vote that has neither a relationship with the company nor knowledge of any relationship between the advisor or its affiliates with such company; (3) voting in proportion to other shareholders of the issuer; (4) voting in other ways that are consistent with the advisor and its affiliates obligation to vote in clients’ collective best interest.

The Proxy Policy Conflicts Committee is responsible for developing procedures to identify material conflicts of interest with respect to the activities of Manning & Napier and ISS.

PROXY RECONCILIATION

Manning & Napier has a customized computer program designed to produce a proxy reconciliation report which prints in detail all of the information necessary to match the proxies of a ballot to the holdings on the record date. After both electronic and paper ballots have been matched to the holdings on the record date, voted pursuant to the procedures, and returned to the company, a review of the proxy report will show any proxies not received. In the event a proxy is not received, an email is sent to the custodian requesting a control number so that the votes can be entered manually online.

In the event a proxy ballot is received by Manning & Napier for a security which we do not have investment discretion or proxy authority, a best effort will be made to redirect the proxy to the record owner.

OUTSIDE VENDOR

Manning & Napier Advisors, Inc. has an established proxy policy with detailed procedures and guidelines. Manning & Napier’s policy is to monitor and vote proxies in the best interest of our clients and in compliance with applicable laws, rules and regulations. The Firm may outsource its proxy voting, including when the Firm has identified a conflict of interest, for certain products.

INQUIRIES

If you have any questions regarding our proxy voting procedures or if you would like to obtain a copy of our voting record for your holdings, please direct your written request to your Account Representative.

Guidelines

ANALYSTS’ GUIDELINES

The analysis of individual stock proxy issues is a component of equity research, and thus Manning & Napier has a fiduciary responsibility to vote proxies according to the economic best interests of our clients. The research analyst who recommended the stock or who is responsible for following stocks in a particular industry reviews voting direction on an individual basis. The analyst considers the specific investment strategy used to buy the stock, in conjunction with the guidelines outlined below. It is expected that the analyst will discharge his/her proxy duties prudently, solely in the best interest of our clients, and for the exclusive purpose of providing benefits to those clients.

The following serves as a guide to aid the analysts in voting proxies. This list is not exhaustive, and is subject to revision as new issues arise. Ultimately, it is up to the analyst to decide what is best in each individual situation, considering what best serves shareholders’ interests. The underlying principle is to protect the value of the security. Value is affected by proxy issues such as voting rights, limits on ownership, accountability of management and directors, etc. A secondary principle is that it is not up to us as fiduciaries to make a social stand on issues, unless they clearly affect the rights of shareholders and the value of the security.

CORPORATE GOVERNANCE/OTHER LOBBYIST COMMUNICATIONS

Periodically, the analysts may receive calls from lobbyists or solicitors trying to persuade us to vote a certain way on a proxy issue, or from other large stockholders trying to persuade us to join our vote with theirs to exercise control of the company. We will take their opinions into consideration, but our policy is simply to vote in accordance with what we feel is in the best interest of our clients and shareholders and which maximizes the value of their investment.

STANDARD DOMESTIC ISSUES

Election of Directors: Generally, if not contested, we will vote FOR the nominated directors. For each director, care must be taken to determine from the proxy statement each director’s: attendance at meetings, investment in the company, status inside and outside the company, governance profile, compensation, independence from management, and related/relevant parameters. If the director’s actions are questionable on any of these items, the analyst may WITHHOLD election for the director.

In a contested race, voting decisions should be based on the track record of both slates of candidates, an analysis of what each side is offering to shareholders, and a determination of the likelihood of each slate to fulfill promises. Candidate backgrounds and qualifications should be considered, along with benefit to shareholders of diversity on the board. If the proposed election of directors would change the number of directors, the change should not diminish the overall quality and independence of the board.

Because of the complexity and specific circumstances of issues concerning a contested race, these issues should be decided on a case-by-case basis.

Appointment of Auditors: A change of auditors that compromises the integrity of the independent audit process or a change of auditors due to the auditors’ refusal to approve a company’s financial statement should be voted AGAINST.

NON-STANDARD DOMESTIC ISSUES

Director/Management Accountability: As overseers of management for the shareholders, directors should be held accountable to shareholders. We therefore recommend a vote AGAINST any proposal which would limit director liability. Examples would include proposals to limit director liability or independence, or to unreasonably indemnify directors.

While it may be inevitable, especially in smaller companies, that the positions of Chairperson and Chief Executive Officer be combined in some cases, it generally increases management accountability to shareholders if the CEO is accountable to an independent Chairman. Therefore, we recommend a vote FOR proposals requiring that different persons serve as the Chairperson and Chief Executive Officer.

Similarly, where practical, any nominating, compensation, or audit committees should be independent of management. The purpose of these Committees is the implementation of Board oversight of management, and this purpose is best served if the majority of directors on such committees are independent directors. Therefore, we recommend a vote FOR requirements that these committees have a majority of independent directors.

Compensation Issues: Stock Incentive Plans usually permit a compensation committee to issue stock options to “key” personnel. These plans usually specify the maximum number of shares to be issued but do not specify under what conditions they would be issued. This is not necessarily a problem, as we wish to leave most compensation issues to management (unless someone is grossly overpaid), and we want management and employees in general to own stock so that their interests will be more in line with shareholders. Consequently, we have to examine the incentive plan carefully to see if it is overly generous. If the shares proposed to be issued to management total 50% of the outstanding shares, then the value of our clients’ holdings have probably fallen 50%.

When deciding whether or not to vote for these plans, we consider whether there will be too much dilution. Increasing the number of shares outstanding by 5% each year for 10 years is clearly too much dilution. Second, we consider the market value at current prices and with a slight change in market value. If management has been doing a poor job, should an additional $100 million in compensation be paid if the stock goes up by 10%? Not likely. Finally, we are suspicious of any plan that entitles management to buy stock below market value. They will be compensated for doing nothing at all for shareholders. Any vote cast regarding Stock Incentive Plans should be determined on a case-by-case basis and must be justifiable by the analyst casting the vote.

This analysis should also apply to other forms of Executive Compensation plans. Any such programs should provide challenging performance objectives and serve to motivate executives, and should not be excessively generous or provide incentives without clear goals. With these considerations in mind, any vote on Executive Compensation should be determined on a case-by-case basis. As a general rule, we recommend votes FOR proposals to link compensation to specific performance criteria, and FOR proposals that increase the disclosure of management compensation, while we recommend votes AGAINST “golden parachutes”, and similar proposals, unless the award protects the shareholders by only being granted when the shareholders have benefited along with the executives receiving the award. With regards to SERP’s, or Supplemental Executive Retirement Plans, we would generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plan’s agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. SERPs may be viewed as discriminatory. Participating executives, who are selected by the company, may get better benefit formulas than provided under the employee-wide plan. Therefore, all other issues in relation to SERP’s should be voted on a case-by-case basis.

In general, we would vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. We would vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. We would also vote AGAINST shareholder proposals requiring director fees be paid in stock only.

We would vote FOR shareholder proposals to put option re-pricings to a shareholder vote. In addition, we would vote FOR shareholder proposals seeking disclosure of the board’s or compensation committee’s use of compensation consultants, such as the company name, business relationships and fees paid.

We would vote on a case-by-case basis on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s compensation plan for senior executives. The vote for such issues would be based on what aspects of the company’s current annual and long-term equity incentive programs are performance driven. Finally, we would vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account the company’s performance, pay levels versus peers’ compensation, pay level versus industry-typical compensation, and long-term corporate outlook.

Outside director incentives work best when they are closely aligned with the interest of the shareholders (e.g., compensation in the form of reasonable stock grants) and are not at the discretion of management (e.g., revocable benefits). Based on these principles, votes on most outside director compensation issues should be made on a case-by-case basis.

Terms of Directors: In order to hold directors accountable, they should be subject to frequent re-election – ideally, on an annual basis. Therefore, we recommend a vote AGAINST any proposal to extend the terms of directors and a vote FOR any proposal to shorten the term of directors in office. This is not to be construed as a limit on terms that can be served, but merely a preference to make directors stand for election regularly.

Staggered Boards: A staggered Board is one in which directors are divided into three (sometimes more) classes, with each serving three-year (sometimes more) terms, with each class re-election occurring in a different year. A non-staggered Board serves a one-year term and Directors stand for re-election each year.

Proposals to adopt a staggered board amendment to the charter or bylaws usually are accompanied by provisions designed to protect the staggered board. Such provisions may include: supermajority voting requirements if shareholders wish to increase the number of directors; provisions allowing shareholders to remove directors only for cause; provisions stipulating that any board vacancies occurring between elections be filled only by a vote of the remaining board members, not the shareholders; and lock-in provisions requiring a supermajority shareholder vote to alter the amendment itself. All of these provisions reduce director accountability and undermine the principle that directors should be up for re-election on a frequent basis. We, therefore, recommend a vote AGAINST such proposals.

Majority Vote in Director Elections: We would generally vote FOR binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies should also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Cumulative Voting: Cumulative voting permits proportional representation on the board of directors. Without it, a group with a simple majority could elect all directors. However, there are issues that arise depending on whether the board is staggered or non-staggered.

On a non-staggered board, cumulative voting exposes management to the disciplinary effects of the market for corporate control, which, in turn, encourages management to maximize share value. On a staggered board, cumulative voting can act as an anti-takeover defense and, as a result, could diminish the positive impact on management efficiency of the market for corporate control.

Due to the complexity of this issue, any vote cast regarding cumulative voting should be determined on a case-by-case basis after careful consideration by the analyst responsible for that security. The basic principle of protecting property value of the security should be the determining criteria.

Supermajority Voting Provisions: Many proxy proposals require only a majority vote from shareholders in order to be ratified. Supermajority provisions are those that require more than a majority, usually 67% to 80% of the outstanding shares. These proposals generally provide that such a supermajority provision cannot be changed without the vote of the same percentage of shares outstanding. These provisions are usually intended to prevent any takeover of the company and to insulate insiders from shareholder pressure. We recommend a vote AGAINST such a proposal. Exceptions would be in cases where there is an economic benefit to protecting the interests of minority shareholders.

Multiple Classes of Stocks: Multiple classes of stock, which would give more voting rights to one class of shareholders at the expense of another, would clearly affect the rights of all shareholders. We recommend a vote AGAINST any proposal which divides common equity into more than one class of stock or which limits the voting rights of certain shareholders of a single class of stock. The exception would only occur if a subsidiary of a company issued its own class of common stock, such as General Motor’s class E (for EDS) and H (for Hughes) stock.

Similarly, we recommend a vote AGAINST any proposal to give the board of directors broad powers with respect to establishing new classes of stock and determining voting, dividend, and other rights without shareholder review. An example would be requests to authorize “blank-check” preferred stock.

Poison Pills: Stock Purchase Rights Plans (“Poison Pills”) generally take the form of rights or warrants issued to shareholders that are triggered by an outsider acquiring a predetermined quantity of stock in the corporation. When triggered, Poison Pills give shareholders the ability to purchase shares from or sell shares back to the company or, in the case of a hostile acquisition, to the potential acquirer at a price far out of line with their fair market value. The triggering event can either transfer a huge amount of wealth out of the Target Company or dilute the equity holdings of the potential acquirer’s pre-existing shareholders. In both cases, the Poison Pill has the potential to act as a doomsday machine in the event of an unwanted control contest, providing a target’s board with veto power (all it has to do is refuse to redeem the pill) over takeover bids, even if they are in the best interest of target shareholders.

Rights plans are promoted by management as a method of ensuring that a firm’s potential acquirers do not give a two-tiered offer for a firm. This would have the effect of forcing a shareholder to tender his shares against his will. Although there may be some truth to this argument, the bottom line is that they permit some shareholders to obtain stock at a discount while preventing others from doing so. They can discourage outsiders from taking a position in the firm, because a certain level of ownership would result in lost property rights. Insiders want to protect their position and reduce the influence of outsiders. This type of proposal reduces director and management accountability to shareholders, and consequently we recommend a vote AGAINST such proposals. Exceptions can be made in cases where takeover attempts are detrimental to the long-term economic best interests of the shareholders and/or if the poison pill may raise the takeover premium received by existing shareholders.

Special Meetings of Shareholders: Any proposal which would limit or restrict the ability of shareholders to call a special meeting would limit their ability to exercise their rights as a shareholder. Since these proposals are contrary to shareholder interests, we recommend a vote AGAINST any proposal that would place such limits.

Shareholder recovery of proxy contest costs: Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. Shareholders who initiate proxy contests against fund boards sometimes seek to have their expenses from the solicitation reimbursed by the fund. Generally, while the dissident in this situation has initiated certain proposals for the benefit of fund shareholders, they have done so at their own risk.

Confidential Voting: Confidential voting is the best way to guarantee an independent vote. Shareholders must be able to vote all proxies on the merits of each proposal. Open voting alters the concept of free choice in corporate elections and proxy proposals by providing management the opportunity to influence the vote outcome — they can see who has voted for or against proposals before the final vote is taken and therefore management can pressure institutional shareholders, suppliers, customers, and other shareholders with which it maintains a business relationship. This process, which would give management the opportunity to coerce votes from its shareholders, destroys the concept of management accountability. Therefore, we recommend a vote FOR confidential voting.

Greenmail: Targeted share repurchases by management (Greenmail) of company stock from an individual or select group seeking control of the company is overly abusive to shareholders’ interests and often disruptive to management. Since only the hostile party receives payment, the practice is discriminatory to all other shareholders of the company. With Greenmail, management transfers significant sums of corporate cash (not their own) to one entity for the sole purpose of saving their positions — cash that could be put to use for reinvestment in the company, payment of dividends, or to fund a public share repurchase with shareholders participating on an equal basis.

By raising the specter of a change in control (whether he intended to follow through on it or not), the Greenmailer receives payment (usually at a substantial premium over the market value of his shares). Management is once again safe and sound (until the next Greenmailer appears), and the shareholders are left with an asset-depleted, often less competitive company. Unless there is a legitimate benefit to shareholders in general, or our clients in particular, such as staving off an economically harmful acquisition, we recommend a vote AGAINST Greenmail proposals.

Anti-Greenmail Proposals: Shareholder interests are best protected if they can vote on specific issues based on the individual merits of each, rather than make sweeping generalizations about certain types of proposals. Therefore, we recommend a vote AGAINST broad charters and bylaw amendments such as anti-greenmail proposals.

Increasing Authorized Common Stock: Requests to authorize increases in common stock can be expected from time-to-time, and when handled in a disciplined manner such requests can be for beneficial purposes such as stock splits, cost-effective means of raising capital, or reasonable incentive programs. However, increases in common stock can easily become dilutive, so by no means are they always in the best interests of shareholders. Purpose and scale are the determining factors with respect to increases in common stock, and based on these factors proposals to increase authorized common stock should be decided on a case-by-case basis.

Reincorporation: Reincorporation may be supported where satisfactory business reasons are specified and there is no overall and significant detrimental impact. Because of the issues involved, such determinations should be made on a case-by-case basis.

Insider Trading: We encourage companies to establish strict, zero tolerance policies with respect to illegal insider trading activity, and therefore would recommend a vote FOR proposals of such policies.

Approving Other Business: Management may on occasion seek broad authorization to approve business resolutions without shareholder consent. Management typically already has the authority needed to make routine business decisions, so shareholders should avoid granting blanket authority to management, which may reduce management accountability and/or shareholder rights. These proposals should be made on a case-by-case basis.

High-Performance Workplaces: Pursuant to a 1994 Department of Labor report entitled “Road to High-Performance Workplaces,” some corporations may propose policies with respect to aspects of high-performance workplaces, such as employee training, empowerment, or incentive programs. To the extent that such proposals can be seen to contribute to a company’s productivity and long-term financial performance we recommend a vote FOR high-performance workplace proposals.

Corporate Responsibility: Increasingly, issues of Corporate Responsibility are appearing on proxy ballots. Investors must recognize that such issues are often more than just social questions – the immediate cost of implementing a new program must be weighed against the longer-term costs of pursuing abusive or unsound policies. It must be remembered that with shareholder activism on the rise, companies that do not make an effort to be responsible corporate citizens may find their stocks out of favor. Also, there may be legal or regulatory costs to irresponsible practices, which represent undefined liabilities. Therefore, where the financial impact of the proposal is positive to neutral, we recommend a vote FOR proposals which lower the potential for boycotts, lawsuits, or regulatory penalties. Examples may include:

•	Resolutions to establish shareholder advisory committees

•	Corporate conduct and human rights policies

•	Adoption of the “MacBride Principles” of equal employment

•	Adoption of “CERES Principles” of environmental responsibility

•	Legal and regulatory compliance policies

•	Supplier standards

•	Fair Lending

Each of the above will have a specific set of circumstances in which the financial impact of adopting the resolution must be evaluated, and the analyst should vote according to the long-term economic interests of shareholders.

FOREIGN SECURITIES

The Advisor will make best efforts to obtain and vote foreign proxies, as long as the cost of doing so does not outweigh the benefit of voting. For example, the Advisor most likely will not travel to foreign countries to vote proxies. While the international proxies generally follow the same guidelines listed above, there are several issues which are not normally a part of the domestic proxies and as such are addressed separately below:

STANDARD INTERNATIONAL ISSUES

Receiving Financials: We recommend voting FOR such routine, non-controversial items. Most companies around the world submit their financials to shareholders for approval, and this is one of the first items on most agendas. When evaluating a company’s financial statements, unless there are major concerns about the accuracy of the financial statements, we would vote FOR this item.

Accepting the acts or performance of the managing board, or supervisory board: We recommend voting FOR such items. The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a vote of confidence in the company’s management and policies. It does not necessarily eliminate the possibility of future shareholder action, but it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders’ plans to take legal action.

NON-STANDARD INTERNATIONAL ISSUES

Capital Increase per the following: 1. with rights, 2. without rights, 3. bonds with rights, 4. or, bonds without rights. In the majority of cases, we would vote FOR capital increases. There may be cases where the analyst deems the capital increase inappropriate and would then vote AGAINST such an item.

Companies can have one of two types of capital systems. The authorized capital system sets a limit in a company’s articles on the total number of shares that can be issued by the company’s board. The system allows companies to issue shares from this pre-approved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. When looking at such issues, we need to review the following: the history of issuance requests; the size of the request; and the purpose of the issuance associated with the increase in authorization.

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. If a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Unissued shares lapse after the fixed time period expires. This type of authority would be used to carry out general rights issue or small issuances without preemptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, we need to look at the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the total potential dilution amount from all capital should be considered.

French Law requires that French companies ask for poison pills: As covered under the Domestic Non-Standard Poison Pill, we vote AGAINST poison pills. French anti takeover mechanisms include staggered boards, supervoting shares, poison pills, and special shares. The most common anti takeover maneuvers are voting rights restrictions and shares with double voting rights. In the case of recently privatized companies, the government may hold a golden share that entitles it to override certain key decisions.

Some companies propose to authorize the board to issue stock in the event of a takeover bid. Such an issuance is not designed to increase capital beyond the amount authorized by other resolutions, but is merely an alternative use for pools of capital already approved but unused. We oppose anti-takeover mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

Some companies use restricted voting rights to protect themselves from takeovers. Companies can also implement time-phased double voting rights (usually granted after two to four years). This requires amending the articles and thus is subject to shareholder approval. Another popular defensive tool is a pact that gives a small group of shareholders preemptive rights over one another’s shares. The Advisor supports the harmonization of share classes and opposes mechanisms that skew voting rights.

An antitakeover device of concern to shareholders is the government’s ability to hold a golden share in newly privatized companies. Under the terms of most golden shares, the government reserves the right to appoint two non-voting representatives to the board and also has the right to oppose any sale of assets if it is determined to adversely affect national interest. This practice has become more controversial in the recent past since the European Commission determined that the use of golden shares may infringe on the free movement of capital and may only be used under certain circumstances.

Recommendations for ERISA Plans

ERISA states that the named fiduciary has a duty to periodically monitor the activities of the investment manager; this includes proxy voting. ERISA further requires proper documentation of the proxy voting activities of the investment manager and of investment manager monitoring by the named fiduciary. To aid trustees in fulfilling these duties, Manning & Napier recommends the following:

1. A review of your plan documents should be conducted to determine if voting authority has been delegated to the investment manager or retained by the trustee. If the document does not delegate authority, it is the Department of Labor’s view that the investment manager has the responsibility with respect to voting proxies, unless such responsibility is specifically and properly reserved to the trustee (Pension and Welfare Benefits Administration, U.S. Department of Labor, Proxy Project Report, March 2, 1989).

2. If voting authority is delegated to Manning & Napier, we recommend that the Board adopt the proxy policy* outlined below.

If voting authority has been reserved to the Board, we recommend that the Board adopt its own proxy policy similar to that of Manning & Napier.

3. We recommend that our Proxy Procedures be kept on file to document our compliance with the record keeping requirements.

In order to assist clients with the ERISA monitoring requirement, upon written request we will provide a Proxy Report which will outline the securities voted, what the issues were, what actions were taken and, in the case of a vote against the recommendation of management, we will provide the analyst’s reason for that vote.

*PROXY POLICY

In accordance with the guidelines of the U.S. Department of Labor it is our policy regarding proxies to:

1. Delegate the voting authority to the investment manager who will discharge its duties prudently, solely in the interest of the plan participants and beneficiaries and for the exclusive purpose of providing benefits to plan participants and their beneficiaries.

2. Require that the investment manager maintain accurate records as to the voting of such proxies that will enable us to review periodically the voting procedures employed and the actions taken in individual situations.

Addendum – ISS Proxy Voting Summary

ISS 2007 US Proxy Voting Guidelines

Concise Summary

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Concise Summary of ISS 2007 Proxy Voting Guidelines

Effective for Meetings Feb. 1, 2007

Updated Dec. 15, 2006

1. Auditors

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent,

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Fees for non-audit services (“Other” fees) are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Disclosures under Section 404 of Sarbanes-Oxley Act;

•	Long-term company performance relative to a market and peer index;

•	Extent of the director’s investment in the company;

•	Existence of related party transactions;

•	Whether the chairman is also serving as CEO;

•	Whether a retired CEO sits on the board;

•	Number of outside boards at which a director serves;

•	Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

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•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non—audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

•

A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards, and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring an independent director fill the position of chair, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•

Has a designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

•	Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

•	Serving as liaison between the chairman and the independent directors,

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•	Approving information sent to the board,

•	Approving meeting agendas for the board,

•	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

•	Having the authority to call meetings of the independent directors,

•	If requested by major shareholders, ensuring that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All-independent key committees;

•	Established governance guidelines;

•	The company does not under-perform its peers*.

*

Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company, and identified on the executive compensation page of proxy analyses. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year performance, industry peers, and index).

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in

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adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares and marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent) vote on a CASE-BY-CASE basis, In this situation, vote FOR the increase based on the company’s performance, and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

•	Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

•	Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

•	Huge bonus payouts without justifiable performance linkage or proper disclosure;

•	Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

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•

Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

•	New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);

•	Excessive severance provisions (e.g., including excessive change in control payments);

•	Change in control payouts without loss of job or substantial diminution of job duties;

•	Internal pay disparity;

•	Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

•	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85% of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

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Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25% of employee’s contribution, which is effectively a discount of 20% from market value;

•	No discount on the stock price on the date of purchase, since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Length of time of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation) during the five years prior to the year in which the change of control occurs;

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•	The company has been the subject of recent, significant controversy related to its testing programs.

© 2006 Institutional Shareholder Services Inc. All Rights Reserved.	8

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products, unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products, or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth, and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe, unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;

•	The company intends to pursue operations in the ANWR; and

•	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs, unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

© 2006 Institutional Shareholder Services Inc. All Rights Reserved.	9

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;

•	The company already evaluates and substantially discloses such information; or,

•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Off-shoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report to shareholders; the existence of a publicly available code of corporate conduct that applies to international operations.

Country-specific Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

© 2006 Institutional Shareholder Services Inc. All Rights Reserved.	10

ISS 2007 International Proxy Voting

Guidelines Summary

2099 GAITHER ROAD

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Copyright © 2006 by Institutional Shareholder Services.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

Requests for permission to make copies of any part of this work should be sent to:

Institutional Shareholder Services

Marketing Department

2099 Gaither Road

Rockville, MD 20850

ISS is a trademark used herein under license.

ISS 2007 International Proxy Voting Guidelines Summary

Effective for Meetings Feb. 1, 2007

Updated Dec. 15, 2006

The following is a concise summary of the ISS general policies for voting non-U.S. proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

Operational Items	4
Financial Results/Director and Auditor Reports	4
Appointment of Auditors and Auditor Fees	4
Appointment of Internal Statutory Auditors	4
Allocation of Income	4
Stock (Scrip) Dividend Alternative	4
Amendments to Articles of Association	4
Change in Company Fiscal Term	4
Lower Disclosure Threshold for Stock Ownership	4
Amend Quorum Requirements	5
Transact Other Business	5

Board of Directors	5
Director Elections	5
2007 International Classification of Directors	6
Director Compensation	7
Discharge of Board and Management	7
Director, Officer, and Auditor Indemnification and Liability Provisions	7
Board Structure	7

Capital Structure	7
Share Issuance Requests	7
Increases in Authorized Capital	8
Reduction of Capital	8
Capital Structures	8
Preferred Stock	8
Debt Issuance Requests	8
Pledging of Assets for Debt	9
Increase in Borrowing Powers	9
Share Repurchase Plans	9
Reissuance of Shares Repurchased	9
Capitalization of Reserves for Bonus Issues/Increase in Par Value	9

Other	9
Reorganizations/Restructurings	9
Mergers and Acquisitions	9
Mandatory Takeover Bid Waivers	10
Reincorporation Proposals	10
Expansion of Business Activities	10
Related-Party Transactions	10

© 2006 Institutional Shareholder Services Inc. All Rights Reserved.	2

Compensation Plans	10
Antitakeover Mechanisms	10
Shareholder Proposals	10

© 2006 Institutional Shareholder Services Inc. All Rights Reserved.	3

Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

© 2006 Institutional Shareholder Services Inc. All Rights Reserved.	4

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Board of Directors

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Please see the International Classification of Directors on the following page.

© 2006 Institutional Shareholder Services Inc. All Rights Reserved.	5

2007 International Classification of Directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative[1] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test2);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of current employee of the company or its affiliates;

•	Relative[1] of former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (five-year cooling off period);

•	Years of service will NOT be a determining factor unless it is recommended best practice in a market:

•	9 years (from the date of election) in the United Kingdom and Ireland;

•	12 years in European markets.

Independent NED

•	No material[3] connection, either direct or indirect, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1]

”Relative” follows the SEC’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2]

If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)

[3]

For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

[4]

Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

© 2006 Institutional Shareholder Services Inc. All Rights Reserved.	6

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•	There are serious questions about actions of the board or management for the year in question; or

•	Legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

© 2006 Institutional Shareholder Services Inc. All Rights Reserved.	7

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

© 2006 Institutional Shareholder Services Inc. All Rights Reserved.	8

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

•	Clear evidence of past abuse of the authority is available; or

•	The plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

© 2006 Institutional Shareholder Services Inc. All Rights Reserved.	9

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

© 2006 Institutional Shareholder Services Inc. All Rights Reserved.	10

PART C - OTHER INFORMATION

Item 23.

Exhibits.

(a)

(1)

Articles of Incorporation as filed with the State of Maryland on July 26, 1984 (incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(2)

Articles of Amendment as filed with the State of Maryland on March 25, 1985 (incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(3)

Articles of Amendment as filed with the State of Maryland on May 23, 1985 (incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(4)

Articles of Amendment as filed with the State of Maryland on October 7, 1985 (incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(5)

Articles of Amendment as filed with the State of Maryland on July 3, 1986 (incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(6)

Articles of Amendment as filed with the State of Maryland on September 26, 1997 (incorporated by reference to Exhibit (1)(f) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(7)

Certificate of Correction to Articles of Amendment as filed with the State of Maryland on February 5, 1998 (incorporated by reference to Exhibit (1)(g) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(8)

Articles of Amendment as filed with the State of Maryland on February 26, 1998 (incorporated by reference to Exhibit (1)(h) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(9)

Articles of Amendment as filed with the State of Maryland on April 14, 1999 (incorporated by reference to Exhibit (1)(i) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on April 19, 1999 with Accession Number 0000751173-99-000020).

(10)

Articles of Amendment as filed with the State of Maryland on August 30, 1999 (incorporated by reference to Exhibit (1)(j) to Post Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on February 29, 2000 with Accession Number 0000062039-00-000023).

(11)

Articles of Amendment as filed with the State of Maryland on May 31, 2001(incorporated by reference to Exhibit 99.A to Post Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on February 28, 2002 with Accession Number 0000751173-02-000014).

(12)

Articles of Amendment as filed with the State of Maryland on June 14, 2002(incorporated by reference to Exhibit 99.A(12) to Post Effective Amendment No. 42 to the Registration Statement on Form N-1A filed on June 25, 2002 with Accession Number 0000751173-02-000049).

(13)

Articles of Amendment as filed with the State of Maryland on July 1, 2002 (incorporated by reference to Exhibit 99.a(13) to Post Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on February 28, 2003 with Accession Number 0000751173-03-000030).

(14)

Articles of Amendment as filed with the State of Maryland on November 22, 2002 (incorporated by reference to Exhibit 99.a(14) to Post Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on February 28, 2003 with Accession Number 0000751173-03-000030).

(15)

Articles of Amendment as filed with the State of Maryland on December 11, 2002 (incorporated by reference to Exhibit 99.a(15) to Post Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on February 28, 2003 with Accession Number 0000751173-03-000030).

(16)

Articles of Amendment as filed with the State of Maryland on May 21, 2004 (incorporated by reference to Exhibit 99.a(16) to Post Effective Amendment No. 47 to the Registration Statement on Form N-1A filed on June 4, 2004 with Accession Number 0000751173-04-000041).

(17)

Certificate of Correction to Articles of Amendment as filed with the State of Maryland on August 10, 2004 (incorporated by reference to Exhibit 99.a(17) to Post Effective Amendment No. 50 to the Registration Statement on Form N-1A filed on September 3, 2004 with Accession Number 0000751173-04-000071).

1

(18)

Articles of Amendment as filed with the State of Maryland on September 29, 2006 (incorporated by reference to Exhibit 99.a(18) to Post Effective Amendment No. 57 to the Registration Statement on Form N-1A filed on January 29, 2007 with Accession Number 0000751173-07-000006).

(19)

Articles of Amendment as filed with the State of Maryland on February 6, 2007. (incorporated by reference to Exhibit 99.a(19) to Post Effective Amendment No. 58 to the Registration Statement on Form N-1A filed on April 27, 2007 with Accession Number 0001193125-07-093050).

(20)

Articles of Amendment as filed with the State of Maryland on November 19, 2007. (incorporated by reference to Exhibit 99.a(20) to Post Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on December 1, 2007 with Accession Number 0001193125-07-257625).

(21)

Articles of Amendment as filed with the State of Maryland on February 1, 2008. (incorporated by reference to Exhibit 99.a(21) to Post Effective Amendment No. 63 to the Registration Statement on Form N-1A filed on February 28, 2008 with Accession Number 0001193125-08-042057).

(22)

Articles of Amendment as filed with the State of Maryland on February 28, 2008. (incorporated by reference to Exhibit 99.a(22) to Post Effective Amendment No. 63 to the Registration Statement on Form N-1A filed on February 28, 2008 with Accession Number 0001193125-08-042057).

(23)

Articles of Amendment as filed with the State of Maryland on February 1, 2008. (incorporated by reference to Exhibit 99.a(23) to Post Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on March 28, 2008 with Accession Number 0001193125-08-068194).

(24)

Articles of Amendment as filed with the State of Maryland on October 27, 2008. (incorporated by reference to Exhibit 99.a(24) to Post Effective Amendment No. 69 to the Registration Statement on Form N-1A filed on November 7, 2008 with Accession Number 0001193125-08-229113).

(b)

By-Laws (incorporated by reference to Exhibit (2)(a) to Post- Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(1)

By-Laws as amended May 18, 2004 (incorporated by reference to Exhibit 99.b(1) to Post Effective Amendment No. 47 to the Registration Statement on Form N-1A filed on June 4, 2004 with Accession Number 0000751173-04-000041).

(2)

By-Laws as amended September 29, 2006 (incorporated by reference to Exhibit 99.b(2) to Post Effective Amendment No. 58 to the Registration Statement on Form N-1A filed on April 27, 2007 with Accession Number 0001193125-07-093050).

(c)

(1)

Specimen Stock Certificate (incorporated by reference to Exhibit 1(a) (Articles of Incorporation) and Exhibit (2) (By-Laws) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(2)

Articles Supplementary to the charter as filed with the State of Maryland on July 3, 1986 (incorporated by reference to Exhibit 4)(b) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(3)

Articles Supplementary to the charter as filed with the State of Maryland on January 20, 1989 (incorporated by reference to Exhibit (4)(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 000751173-98-00050).

(4)

Articles Supplementary to the charter as filed with the State of Maryland on September 22, 1989 (incorporated by reference to Exhibit (4)(d) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 000751173-98-00050).

(5)

Articles Supplementary to the charter as filed with the State of Maryland on November 8, 1989 (incorporated by reference to Exhibit (4)(e) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 000751173-98-00050).

(6)

Articles Supplementary to the charter as filed with the State of Maryland on January 30, 1991 (incorporated by reference to Exhibit (4)(f) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 000751173-98-00050).

(7)

Articles Supplementary to the charter as filed with the State of Maryland on April 27, 1992 (incorporated by reference to Exhibit (4)(g) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

2

(8)

Articles Supplementary to the charter as filed with the State of Maryland on April 29, 1993 (incorporated by reference to Exhibit (4)(h) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(9)

Articles Supplementary to the charter as filed with the State of Maryland on September 23, 1993 (incorporated by reference to Exhibit (4)(i) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(10)

Articles Supplementary to the charter as filed with the State of Maryland on January 17, 1994 (incorporated by reference to Exhibit (4)(j) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(11)

Articles Supplementary to the charter as filed with the State of Maryland on December 13, 1995 (incorporated by reference to Exhibit (4)(k) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(12)

Articles Supplementary to the charter as filed with the State of Maryland on April 22, 1996 (incorporated by reference to Exhibit (4)(l) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(13)

Articles Supplementary to the charter as filed with the State of Maryland on September 26, 1997 (incorporated by reference to Exhibit (4)(m) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(14)

Certificate of Correction to Articles Supplementary to the charter filed with the State of Maryland on February 24, 1998 (incorporated by reference to Exhibit (4)(n) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(15)

Articles Supplementary to the charter as filed with the State of Maryland on April 14, 1999 (incorporated by reference to Exhibit (4)(o) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on April 19, 1999 with Accession Number 0000751173-99-000020).

(16)

Articles Supplementary to the charter as filed with the State of Maryland on May 13, 1999 (incorporated by reference to Exhibit (4)(p) to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on May 25, 1999 with Accession Number 0001047469-99-022147).

(17)

Articles Supplementary to the charter as filed with the State of Maryland on February 24, 2000 (incorporated by reference to Exhibit (4)(q) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on February 29, 2000 with Accession Number 0000062039-00-000023).

(18)

Articles of Supplementary to the charter as filed with the State of Maryland on November 20, 2000(incorporated by reference to Exhibit 99.(c)18 to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on February 28, 2001 with Accession Number 0000751173-01-000016.)

(19)

Articles of Supplementary to the charter as filed with the State of Maryland on April 25, 2003 (incorporated by reference to Exhibit 99.(c)(19) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on February 27, 2004 with Accession Number 0000751173-04-000027.)

(20)

Articles Supplementary to the charter as filed with the State of Maryland on February 7, 2002 (incorporated by reference to Exhibit 99.(c)(19) to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A filed on April 29, 2004 with Accession Number 0000751173-04-000034.)

(21)

Articles Supplementary to the charter as filed with the State of Maryland on May 16, 2007 (incorporated by reference to Exhibit 99.c(21) to Post Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on December 1, 2007 with Accession Number 0001193125-07-257625).

(22)

Articles Supplementary to the charter as filed with the State of Maryland on May 27, 2008 (incorporated by reference to Exhibit 99.c(22) to Post Effective Amendment No. 67 to the Registration Statement on Form N-1A filed on August 19, 2008 with Accession Number 0001193125-08-180565).

(23)

Articles Supplementary to the charter as filed with the State of Maryland on June 24, 2008 (incorporated by reference to Exhibit 99.c(23) to Post Effective Amendment No. 67 to the Registration Statement on Form N-1A filed on August 19, 2008 with Accession Number 0001193125-08-180565).

(24)	Articles Supplementary to the charter as filed with the State of Maryland on November 10, 2008 as filed herewith.

3

(d)

(1)

Investment Advisory Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. (incorporated by reference to Exhibit (5)(a) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(a)

Supplement to Schedule A of the Investment Advisory Agreement dated May 11, 1999 (incorporated by reference to Exhibit (5)(b) to Post-Effective No. 34 to the Registration Statement on Form N-1A filed on May 25, 1999 with Accession Number 0001047469-99-022147).

(b)

Supplement to Schedule A of the Investment Advisory Agreement dated February 2, 2000 (incorporated by reference to Exhibit 99.D(1)B to Post-Effective No. 38 to the Registration Statement on Form N-1A filed on April 30, 2001 with Accession Number 0000751173-01-500020.)

(c)

Supplement to Schedule A of the Investment Advisory Agreement dated November 16, 2001 (incorporated by reference to Exhibit 99.D(1)C to Post-Effective No. 40 to the Registration Statement on Form N-1A filed on February 28, 2002 with Accession Number 0000751173-02-000014.)

(d)

Supplement to Schedule A of the Investment Advisory Agreement dated May 9, 2002(incorporated by reference to Exhibit 99.d1(d) to Post-Effective No. 42 to the Registration Statement on Form N-1A filed on June 25, 2002 with Accession Number 0000751173-02-000049.)

(e)

Supplement to Schedule A of the Investment Advisory Agreement dated November 21, 2002 (incorporated by reference to Exhibit 99.d1(e) to Post Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on February 28, 2003 with Accession Number 0000751173-03-000030).

(f)

Restated Schedule A of the Investment Advisory Agreement dated November 20, 2003 (incorporated by reference to Exhibit 99.d1(f) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on February 27, 2004 with Accession Number 0000751173-04-000027.)

(g)

Restated Schedule A of the Investment Advisory Agreement dated May 18, 2004 (incorporated by reference to Exhibit 99.d1(g) to Post Effective Amendment No. 47 to the Registration Statement on Form N-1A filed on June 4, 2004 with Accession Number 0000751173-04-000041).

(h)

Restated Schedule A of the Investment Advisory Agreement dated November 17, 2005 (incorporated by reference to Exhibit 99.d1(h) to Post Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on February 28, 2006 with Accession Number 0000751173-06-000028).

(i)

New Investment Advisory Agreement dated December 17, 2007 (incorporated by reference to Exhibit 99.d(1)i to Post Effective Amendment No. 63 to the Registration Statement on Form N-1A filed on February 28, 2008 with Accession Number 0001193125-08-042057).

(j)

Restated Schedule A of the Investment Advisory Agreement dated March 1, 2008 (incorporated by reference to Exhibit 99.d(1)j to Post Effective Amendment No. 63 to the Registration Statement on Form N-1A filed on February 28, 2008 with Accession Number 0001193125-08-042057).

(k)

Restated Schedule A of the Investment Advisory Agreement dated May 14, 2008 (incorporated by reference to Exhibit 99.d(1)k to Post Effective Amendment No. 67 to the Registration Statement on Form N-1A filed on August 19, 2008 with Accession Number 0001193125-08-180565).

(l)

Restated Schedule A of the Investment Advisory Agreement dated October 27, 2008. (incorporated by reference to Exhibit 99.d(1)l to Post Effective Amendment No. 69 to the Registration Statement on Form N-1A filed on November 7, 2008 with Accession Number 0001193125-08-229113).

4

(2)

Investment Advisory Agreement between Manning & Napier Advisory Advantage Corporation and Exeter Fund, Inc. (incorporated by reference to Exhibit (5)(c) to Post-Effective No. 34 to the Registration Statement on Form N-1A filed on May 25, 1999 with Accession Number 0001047469-99-022147).

(a)

Form of Sub-Advisory Agreement between Manning & Napier Advisory Advantage Corporation and Strong Capital Management, Inc. (incorporated by reference to Exhibit (5)(c) to Post-Effective No. 34 to the Registration Statement on Form N-1A filed on May 25, 1999 with Accession Number 0001047469-99-022147).

(b)

Form of Sub-Advisory Agreement between Manning & Napier Advisory Advantage Corporation and Loomis, Sayles & Company, L.P. (incorporated by reference to Exhibit (5)(c) to Post-Effective No. 34 to the Registration Statement on Form N-1A filed on May 25, 1999 with Accession Number 0001047469-99-022147).

(c)

Form of Sub-Advisory Agreement between Manning & Napier Advisory Advantage Corporation and State Street Global Advisors, Inc. (incorporated by reference to Exhibit (5)(c) to Post-Effective No. 34 to the Registration Statement on Form N-1A filed on May 25, 1999 with Accession Number 0001047469-99-022147).

(d)

Form of Sub-Advisory Agreement between Manning & Napier Advisory Advantage Corporation and Scudder Kemper Investments, Inc. (incorporated by reference to Exhibit (5)(c) to Post-Effective No. 34 to the Registration Statement on Form N-1A filed on May 25, 1999 with Accession Number 0001047469-99-022147).

(e)

Form of Sub-Advisory Agreement between Manning & Napier Advisory Advantage Corporation and Babson-Stewart Ivory International (incorporated by reference to Exhibit (5)(c) to Post-Effective No. 34 to the Registration Statement on Form N-1A filed on May 25, 1999 with Accession Number 0001047469-99-022147).

(f)

Form of Sub-Advisory Agreement between Manning & Napier Advisory Advantage Corporation and DLJ Investment Management Corp. (incorporated by reference to Exhibit (5)(c) to Post-Effective No. 34 to the Registration Statement on Form N-1A filed on May 25, 1999 with Accession Number 0001047469-99-022147).

(g)

Form of Sub-Advisory Agreement between Manning & Napier Advisory Advantage Corporation and MFS Institutional Advisors, Inc. (incorporated by reference to Exhibit (5)(c) to Post-Effective No. 34 to the Registration Statement on Form N-1A filed on May 25, 1999 with Accession Number 0001047469-99-022147).

(h)

Form of Sub-Advisory Agreement between Manning & Napier Advisory Advantage Corporation and Manning & Napier Advisors, Inc. (incorporated by reference to Exhibit (5)(c) to Post-Effective No. 34 to the Registration Statement on Form N-1A filed on May 25, 1999 with Accession Number 0001047469-99-022147).

(3)

(a)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. dated February 2, 2000 for the Defensive Series, Blended Asset Series I, Blended Asset Series II, Maximum Horizon Series, Tax Managed Series and PureMark[sm] Series filed on April 28, 2000 with Accession Number 0000751173-00-000012.

(b)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. dated February 2, 2000 for the New York Tax Exempt Series, Ohio Tax Exempt Series and Diversified Tax Exempt Series filed on April 28, 2000 with Accession Number 0000751173-00-000012.

(c)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. dated May 11, 1999 for the Socially Responsible Series filed on April 30, 2001 with Accession Number 0000751173-01-500020.

5

(d)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. dated May 5, 2000 for the New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series and Technology Series filed on April 30, 2001 with Accession Number 0000751173-01-500020.

(e)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. dated January 30, 2001 for the New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series and Technology Series filed on April 30, 2001 with Accession Number 0000751173-01-500020.

(f)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. dated January 30, 2001 for the Defensive Series, Blended Asset Series I, Blended Asset Series II, Maximum Horizon Series, Tax Managed Series and PureMark[sm] Series filed on April 30, 2001 with Accession Number 0000751173-01-500020.

(g)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. dated November 16, 2001 for the Defensive Series, Blended Asset Series I, Blended Asset Series II, Maximum Horizon Series, Tax Managed Series and PureMark[sm] Series filed on February 28, 2002 with Accession Number 0000751173-02-000014.

(h)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. dated November 16, 2001 for the New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series and Technology Series filed on February 28, 2002 with Accession Number 0000751173-02-000014.

(i)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. dated May 9, 2002 for the All-Equity Series and World Opportunities Series II (incorporated by reference to Exhibit 99.d3(I)to Post-Effective No. 42 to the Registration Statement on Form N-1A filed on June 25, 2002 with Accession Number 0000751173-02-000049.)

(j)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. dated January 30, 2003 for the New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series and Technology Series (incorporated by reference to Exhibit 99.d3(j) to Post Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on February 28, 2003 with Accession Number 0000751173-03-000030).

(k)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. dated March 10, 2003 for the High Yield Bond Series (incorporated by reference to Exhibit 99.d3(k) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on February 27, 2004 with Accession Number 0000751173-04-000027.)

(l)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. dated November 20, 2003 for the Pro-Blend Conservative Term Series, Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Tax Managed Series, Equity Series, and Overseas Series (incorporated by reference to Exhibit 99.d3(l) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on February 27, 2004 with Accession Number 000075117304-000027.)

(m)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. dated November 20, 2003 for the New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, Technology, and High Yield Bond Series (incorporated by reference to Exhibit 99.d3(m) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on February 27, 2004 with Accession Number 0000751173-04-000027.)

(n)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. dated May 18, 2004 for the Core Bond, Core Plus Bond, and Financial Services Series (incorporated by reference to Exhibit 99.d3(n) to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A filed on June 4, 2004 with Accession Number 0000751173-04-000041).

6

(o)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. dated August 20, 2004 for the Core Bond, Core Plus Bond, and Financial Services Series (incorporated by reference to Exhibit 99.d3(o) to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A filed on September 3, 2004 with Accession Number 0000751173-04-000071).

(p)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. dated November 18, 2004 for the Pro-Blend Conservative Term Series, Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Tax Managed Series, Equity Series, and Overseas Series (incorporated by reference to Exhibit 99.d3(p) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 27, 2004 with Accession Number 0000751173-04-000097).

(q)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. dated November 18, 2004 for the New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, Technology, and High Yield Bond Series (incorporated by reference to Exhibit 99.d3(q) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 27, 2004 with Accession Number 0000751173-04-000097).

(r)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. dated November 17, 2005 for the Pro-Blend Conservative Term Series, Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Tax Managed Series, and Equity Series (incorporated by reference to Exhibit 99.d3(r) to Post Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on February 28, 2006 with Accession Number 0000751173-06-000028).

(s)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. dated November 17, 2005 for the Core Bond Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, Core Plus Bond Series, Technology Series, High Yield Bond Series, and Financial Services Series (incorporated by reference to Exhibit 99.d3(s) to Post Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on February 28, 2006 with Accession Number 0000751173-06-000028).

(t)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. dated November 17, 2005 for the Overseas Series (incorporated by reference to Exhibit 99.d3(t) to Post Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on February 28, 2006 with Accession Number 0000751173-06-000028).

(u)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. dated November 16, 2006 for the Pro-Blend Conservative Term Series, Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Tax Managed Series, Equity Series, and Overseas Series (incorporated by reference to Exhibit 99.d3(u) to Post Effective Amendment No. 57 to the Registration Statement on Form N-1A filed on January 29, 2007 with Accession Number 0000751173-07-000006).

(v)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. dated November 16, 2006 for the Core Bond Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, Core Plus Bond Series, Technology Series, High Yield Bond Series, and Financial Services Series (incorporated by reference to Exhibit 99.d3(v) to Post Effective Amendment No. 57 to the Registration Statement on Form N-1A filed on January 29, 2007 with Accession Number 0000751173-07-000006).

(w)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc. dated November 12, 2007 for the Pro-Blend Conservative Term Series, Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Tax Managed Series, Equity Series, and Overseas Series (incorporated by reference to Exhibit 99.d3(w) to Post Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on December 1, 2007 with Accession Number 0001193125-07-257625).

7

(x)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc. dated November 12, 2007 for the Core Bond Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, Core Plus Bond Series, Technology Series, High Yield Bond Series, and Financial Services Series (incorporated by reference to Exhibit 99.d3(x) to Post Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on December 1, 2007 with Accession Number 0001193125-07-257625).

(y)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc. dated November 12, 2007 for the Pro-Blend Conservative Term Series Class S, Class B, Class Z, Class E and Class I, Pro-Blend Moderate Term Series Class S, Class B, Class Z, Class E and Class I, Pro-Blend Extended Term Series Class S, Class B, Class Z, Class E and Class I, Pro-Blend Maximum Term Series Class S, Class B, Class Z, Class E and Class I, Target Income Series Class I, Class K Class R, Class C, Target 2020 Series Class I, Class K Class R, Class C, Target 2010 Series Class I, Class K Class R, Class C, Target 2030 Series Class I, Class K Class R, Class C, Target 2040 Series Class I, Class K Class R, Class C, Target 2050 Series Class I, Class K Class R, Class C. (incorporated by reference to Exhibit 99.d3(y) to Post Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on March 28, 2008 with Accession Number 0001193125-08-068194).

(z)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc. dated May 14, 2008 for the Manning Yield Series (incorporated by reference to Exhibit 99.d(3)z to Post Effective Amendment No. 67 to the Registration Statement on Form N-1A filed on August 19, 2008 with Accession Number 0001193125-08-180565).

(aa.)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc. dated August 8, 2008 for the Pro-Blend Conservative Term Series Class S, Class B, Class Z, Class E and Class I, Pro-Blend Moderate Term Series Class S, Class B, Class Z, Class E and Class I, Pro-Blend Extended Term Series Class S, Class B, Class Z, Class E and Class I, Pro-Blend Maximum Term Series Class S, Class B, Class Z, Class E and Class I, Target Income Series Class I, Class K Class R, Class C, Target 2020 Series Class I, Class K Class R, Class C, Target 2010 Series Class I, Class K Class R, Class C, Target 2030 Series Class I, Class K Class R, Class C, Target 2040 Series Class I, Class K Class R, Class C, Target 2050 Series Class I, Class K Class R, Class C, Tax Managed Series Class A, Class B, Class Z, Class E, Equity Series, Overseas Series, and Manning Yield Series (incorporated by reference to Exhibit 99.d(3)aa to Post Effective Amendment No. 67 to the Registration Statement on Form N-1A filed on August 19, 2008 with Accession Number 0001193125-08-180565).

(bb)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc. dated November 5, 2008 for the Core Bond Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, Core Plus Bond Series, Technology Series, High Yield Bond Series, and Financial Services Series as filed herewith.

(cc)

Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc. dated November 5, 2008 for the Pro-Blend Conservative Term Series Class S, Class B, Class Z, Class E and Class I, Pro-Blend Moderate Term Series Class S, Class B, Class Z, Class E and Class I, Pro-Blend Extended Term Series Class S, Class B, Class Z, Class E and Class I, Pro-Blend Maximum Term Series Class S, Class B, Class Z, Class E and Class I, Target Income Series Class I, Class K Class R, Class C, Target 2020 Series Class I, Class K Class R, Class C, Target 2010 Series Class I, Class K Class R, Class C, Target 2030 Series Class I, Class K Class R, Class C, Target 2040 Series Class I, Class K Class R, Class C, Target 2050 Series Class I, Class K Class R, Class C, Tax Managed Series Class A, Class B, Class Z, Class E, Equity Series, Overseas Series, and Dividend Focus Series as filed herewith.

8

(4)

Amended and Restated Expense Limitation Agreement dated May 9, 2002 for the Defensive Series, Blended Asset Series I, Blended Asset Series II, Maximum Horizon Series, Tax Managed Series and PureMark[sm] Series (incorporated by reference to Exhibit 99.d4(I)to Post-Effective No. 42 to the Registration Statement on Form N-1A filed on June 25, 2002 with Accession Number 0000751173-02-000049.)

(a)

Amended and Restated Expense Limitation Agreement dated January 30, 2003 for the Pro-Blend Conservative Term Series, Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Tax Managed Series, PureMark[sm]Series, Equity Series, and Overseas Series (incorporated by reference to Exhibit 99.d4(a) to Post Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on February 28, 2003 with Accession Number 0000751173-03-000030).

(e)

(1)

Amended and Restated Distribution Agreement dated May 11, 1999 incorporated by reference to Exhibit (6)(a) to Post-Effective No. 34 to the Registration Statement on Form N-1A filed on May 25, 1999 with Accession Number 0001047469-99-022147).

(2)

Form of Dealer Agreement (incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(3)

Amended and Restated Distribution Agreement Schedule A dated November 20, 2000(incorporated by reference to Exhibit 99.e(3) to Post-Effective No. 37 to the Registration Statement on Form N-1A filed on February 28, 2001 with Accession Number 0000751173-01-000016).

(a)

Amended and Restated Distribution Agreement Schedule A dated November 16, 2001 (incorporated by reference to Exhibit 99.E(3)a to Post-Effective No. 40 to the Registration Statement on Form N-1A filed on February 28,2002 with Accession Number 0000751173-02-000014).

(4)

Amended and Restated Distribution Agreement dated May 9, 2002(incorporated by reference to Exhibit 99.e4 to Post-Effective No. 42 to the Registration Statement on Form N-1A filed on June 25,2002 with Accession Number 0000751173-02-000049).

(a)

Amended and Restated Distribution Agreement Schedule A dated November 21, 2002 (incorporated by reference to Exhibit 99.e4(a) to Post Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on February 28, 2003 with Accession Number 0000751173-03-000030).

(b)

Amended and Restated Distribution Agreement Schedule A dated November 20, 2003 (incorporated by reference to Exhibit 99.e4(b) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on February 27, 2004 with Accession Number 0000751173-04-000027.)

(c)

Amended and Restated Distribution Agreement Schedule A dated May 18, 2004 (incorporated by reference to Exhibit 99.e4(c) to Post Effective Amendment No. 47 to the Registration Statement on Form N-1A filed on June 4, 2004 with Accession Number 0000751173-04-000041).

(d)

Amended and Restated Distribution Agreement Schedule A dated November 12, 2007. (incorporated by reference to Exhibit 99.e(4)d to Post Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on March 28, 2008 with Accession Number 0001193125-08-068194).

(e)

Amended and Restated Distribution Agreement Schedule A dated May 14, 2008 (incorporated by reference to Exhibit 99.e(4)e to Post Effective Amendment No. 67 to the Registration Statement on Form N-1A filed on August 19, 2008 with Accession Number 0001193125-08-180565).

9

(f)

Amended and Restated Distribution Agreement Schedule A dated October 27, 2008. (incorporated by reference to Exhibit 99.e(4)f to Post Effective Amendment No. 69 to the Registration Statement on Form N-1A filed on November 7, 2008 with Accession Number 0001193125-08-229113).

(f)	Not Applicable.

(g)

Custodian Agreement is incorporated by reference to Exhibit (8)(a) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050.

(1)

Amended and Restated Mutual Fund Custody and Service Agreement between Exeter Fund, Inc. and Mellon Trust of New England dated May 8, 2006 (incorporated by reference to Exhibit 99.g(a) to Post Effective Amendment No. 57 to the Registration Statement on Form N-1A filed on January 29, 2007 with Accession Number 0000751173-07-000006).

(a)

Amended and Restated Mutual Fund Custody and Services Agreement between Manning & Napier Fund, Inc. (formerly known as Exeter Fund, Inc.) and Mellon Trust of New England Appendix A dated November 7, 2008 as filed herewith.

(h)

(1)

Transfer Agent Agreement (incorporated by reference to Exhibit (9)(a) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(a)

Supplement to Schedule A of the Transfer Agent Agreement dated May 11, 1999 (incorporated by reference to Exhibit (9)(b) to Post-Effective No. 34 to the Registration Statement on Form N-1A filed on May 25, 1999 with Accession Number 0001047469-99-022147).

(b)

Supplement to Schedule B of the Transfer Agent Agreement dated May 11, 1999 (incorporated by reference to Exhibit (9)(c) to Post-Effective No. 34 to the Registration Statement on Form N-1A filed on May 25, 1999 with Accession Number 0001047469-99-022147).

(c)

Supplement to Schedule A of the Transfer Agent Agreement dated November 20, 2000 (incorporated by reference to Exhibit 99.h(1)c to Post-Effective No. 37 to the Registration Statement on Form N-1A filed on February 28, 2001 with Accession Number 0000751173-01-000016).

(d)

Supplement to Schedule B of the Transfer Agent Agreement dated November 20, 2000 (incorporated by reference to Exhibit 99.h(1)d to Post-Effective No. 37 to the Registration Statement on Form N-1A filed on February 28, 2001 with Accession Number 0000751173-01-000016).

(2)	Master Services Agreement dated April 14, 2000 between Manning & Napier Advisors, Inc. and Exeter Fund, Inc. filed on April 28, 2000 with Accession Number 0000751173-00-000012.

(a)

Transfer Agent Services Appendix to the Master Services Agreement dated April 14, 2000(incorporated by reference to Exhibit 99.h(2)a to Post-Effective No. 37 to the Registration Statement on Form N-1A filed on February 28, 2001 with Accession Number 0000751173-01-000016).

(b)

Amendment to the Master Services Agreement Schedule A, dated November 16, 2001 (incorporated by reference to Exhibit 99.h(2)b to Post-Effective No. 40 to the Registration Statement on Form N-1A filed on February 28, 2002 with Accession Number 0000751173-02-000014).

(c)

Amendment No.2 to Master Services Agreement dated November 1, 2003 (incorporated by reference to Exhibit 99.h(2)c to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on February 27, 2004 with Accession Number 0000751173-04-000027.)

10

(d)

Amendment No.3 to Master Services Agreement dated November 12, 2007 (incorporated by reference to Exhibit 99.h(2)d to Post Effective Amendment No. 63 to the Registration Statement on Form N-1A filed on February 28, 2008 with Accession Number 0001193125-08-042057).

(e)

Amendment No. 4 to Master Services Agreement dated March 28, 2008. (incorporated by reference to Exhibit 99.h(2)e to Post Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on March 28, 2008 with Accession Number 0001193125-08-068194).

(f)	Amendment No. 5 to Master Service Agreement dated November 1, 2008 as filed herewith.

(i)	Not Applicable

(j)	Not Applicable

(k)	Not Applicable.

(l)

Investment letters (incorporated by reference to Exhibit (13) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(m)

Form of 12b-1 Plan is incorporated by reference to Exhibit (15) to Post Effective Amendment No.31 to the Registration Statement on Form N-1A filed on December 24, 1998 with Accession Number 0000751173-98-000065.

(1)

Form of 12b-1 Plan with respect to Class B Shares dated February 2, 2000 (incorporated by reference to Exhibit 99.m(1) to Post-Effective No. 37 to the Registration Statement on Form N-1A filed on February 28, 2001 with Accession Number 0000751173-01-000016).

(a)

Restated Appendix A of Form of Class B Plan of Distribution Pursuant to Rule 12b-1 dated November 20, 2003 (incorporated by reference to Exhibit 99.m(1)(a) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on February 27, 2004 with Accession Number 0000751173-04-000027.)

(2)

Form of 12b-1 Plan with respect to Class C Shares dated February 2, 2000 (incorporated by reference to Exhibit 99.m(2) to Post-Effective No. 37 to the Registration Statement on Form N-1A filed on February 28, 2001 with Accession Number 0000751173-01-000016).

(a)

Restated Appendix A of Form of Class C Plan of Distribution Pursuant to Rule 12b-1 dated November 20, 2003 (incorporated by reference to Exhibit 99.m(2)(a) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on February 27, 2004 with Accession Number 0000751173-04-000027.)

(3)

Form of 12b-1 Plan with respect to Class D Shares dated February 2, 2000 (incorporated by reference to Exhibit 99.m(3) to Post-Effective No. 37 to the Registration Statement on Form N-1A filed on February 28, 2001 with Accession Number 0000751173-01-000016).

(a)

Restated Appendix A of Form of Class D Plan of Distribution Pursuant to Rule 12b-1 dated November 20, 2003 (incorporated by reference to Exhibit 99.m(3)(a) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on February 27, 2004 with Accession Number 0000751173-04-000027.)

11

(4)

Form of 12b-1 Plan with respect to Class E Shares dated February 2, 2000 (incorporated by reference to Exhibit 99.m(4) to Post-Effective No. 37 to the Registration Statement on Form N-1A filed on February 28, 2001 with Accession Number 0000751173-01-000016).

(a)

Restated Appendix A of Form of Class E Plan of Distribution Pursuant to Rule 12b-1 dated November 20, 2003 (incorporated by reference to Exhibit 99.m(4)(a) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on February 27, 2004 with Accession Number 0000751173-04-000027.)

(5)

Shareholder Services Plan (incorporated by reference to Exhibit 99.m(5) to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on December 17, 2007 with Accession Number 0001193125-07-266584).

(6)

Shareholder Services Agreement between Manning & Napier Fund, Inc. and Manning & Napier Advisors, Inc. (incorporated by reference to Exhibit 99.m(6) to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on December 17, 2007 with Accession Number 0001193125-07-266584).

(7)

Amended and Restated Distribution and Shareholder Services Plan. (incorporated by reference to Exhibit 99.m(7) to Post Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on March 28, 2008 with Accession Number 0001193125-08-068194).

(n)

(1)	Rule 18f-3 Plan (incorporated by reference to Exhibit 18, to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on October 22, 1997 with Accession Number 0001047469-97-001380).

(2)

Amended Rule 18f-3 Plan (incorporated by reference to Exhibit (18)(a) to Post-Effective No. 34 to the Registration Statement on Form N-1A filed on May 25, 1999 with Accession Number 0001047469-99-022147).

(3)

Rule 18f-3 Plan (incorporated by reference to Exhibit 99.n(3) to Post Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on February 28, 2006 with Accession Number 0000751173-06-000028).

(4)

Amended and Restated Rule 18f-3 Plan (incorporated by reference to Exhibit 99.n(4) to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on December 17, 2007 with Accession Number 0001193125-07-266584).

(5)

Amended and Restated Rule 18f-3 Plan (incorporated by reference to Exhibit 99.n(5) to Post Effective Amendment No. 67 to the Registration Statement on Form N-1A filed on August 19, 2008 with Accession Number 0001193125-08-180565).

(a)

Amended and Restated Rule 18f-3 Plan Schedule A. (incorporated by reference to Exhibit 99.n(5)a to Post Effective Amendment No. 69 to the Registration Statement on Form N-1A filed on November 7, 2008 with Accession Number 0001193125-08-229113).

(o)	Not Applicable

(p)	Code of Ethics adopted by Exeter Fund, Inc., Manning & Napier Advisors, Inc., and Manning & Napier Investor Services, Inc. filed on April 28, 2000 with Accession Number 0000751173-00-000012.

(1)

Amended Code of Ethics adopted by Exeter Fund, Inc., Manning & Napier Advisors, Inc. and Manning & Napier Investor Services, Inc. (incorporated by reference to Exhibit 99.p(1) to Post-Effective No. 37 to the Registration Statement on Form N-1A filed on February 28, 2001 with Accession Number 0000751173-01-000016).

(2)

Amended Code of Ethics adopted by Exeter Fund, Inc., Manning & Napier Advisors, Inc. and Manning & Napier Investor Services, Inc. (incorporated by reference to Exhibit 99.p(2) to Post-Effective No. 40 to the Registration Statement on Form N-1A filed on February 28, 2002 with Accession Number 0000751173-02-000014).

12

(3)

Amended Code of Ethics adopted by Exeter Fund, Inc., Manning & Napier Advisors, Inc. and Manning & Napier Investor Services, Inc. dated December 13, 2002 (incorporated by reference to Exhibit 99.P(3) to Post Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on February 28, 2003 with Accession Number 0000751173-03-000030).

(4)

Amended Code of Ethics adopted by Exeter Fund, Inc., Manning & Napier Advisors, Inc. and Manning & Napier Investor Services, Inc. dated April 25, 2003 (incorporated by reference to Exhibit 99.P(4) to Post Effective Amendment No. 44 to the Registration Statement on Form N-1A filed on April 30, 2003 with Accession Number 0000751173-03-000046).

(5)

Amended Code of Ethics adopted by Exeter Fund, Inc., Manning & Napier Advisors, Inc. and Manning & Napier Investor Services, Inc. dated July 18, 2003 (incorporated by reference to Exhibit 99.P(5) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on February 27, 2004 with Accession Number 0000751173-04-000027.)

(6)

Code of Ethics For Principal Executive and Principal Financial Officers adopted by Exeter Fund, Inc. dated November 20, 2003 (incorporated by reference to Exhibit 99.P(6) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on February 27, 2004 with Accession Number 0000751173-04-000027.)

(7)

Amended Code of Ethics adopted by Exeter Fund, Inc., Manning & Napier Advisors, Inc. and Manning & Napier Investor Services, Inc. dated December 12, 2003 (incorporated by reference to Exhibit 99.P(7) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on February 27, 2004 with Accession Number 0000751173-04-000027.)

(8)

Amended Code of Ethics adopted by Exeter Fund, Inc., Manning & Napier Advisors, Inc. and Manning & Napier Investor Services, Inc. dated February 17, 2004 (incorporated by reference to Exhibit 99.P(8) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on February 27, 2004 with Accession Number 0000751173-04-000027.)

(9)

Corrected Amended Code of Ethics adopted by Exeter Fund, Inc., Manning & Napier Advisors, Inc. and Manning & Napier Investor Services, Inc. dated February 17, 2004 to include the Employee Personal Securities Transaction Policy as referenced in the Code (incorporated by reference to Exhibit 99. P(9) to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A filed on April 29, 2004 with Accession Number 000075117304-000034.)

(10)

Amended Code of Ethics adopted by Exeter Fund, Inc., Manning & Napier Advisors, Inc. and Manning & Napier Investor Services, Inc. dated September 30, 2004 (incorporated by reference to Exhibit 99. P(10) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 27, 2004 with Accession Number 0000751173-04-000097).

(11)

Code of Ethics For Principal Executive and Principal Financial Officers adopted by Exeter Fund, Inc. dated November 8, 2004 (incorporated by reference to Exhibit 99. P(11) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on December 27, 2004 with Accession Number 0000751173-04-000097).

(12)

Amended Code of Ethics adopted by Exeter Fund, Inc., Manning & Napier Advisors, Inc. and Manning & Napier Investor Services, Inc. dated December 3, 2004 (incorporated by reference to Exhibit 99. P(12) to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A filed on February 25, 2005 with Accession Number 0000751173-05-000015).

(13)

Amended Code of Ethics adopted by Exeter Fund, Inc., Manning & Napier Advisors, Inc. and Manning & Napier Investor Services, Inc. dated December 1, 2005 (incorporated by reference to Exhibit 99.P(13) to Post Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on February 28, 2006 with Accession Number 0000751173-06-000028).

(14)

Amended Code of Ethics adopted by Exeter Fund, Inc., Manning & Napier Advisors, Inc. and Manning & Napier Investor Services, Inc. dated March 1, 2006 (incorporated by reference to Exhibit 99.P(14) to Post Effective Amendment No. 56 to the Registration Statement on Form N-1A filed on April 28, 2006 with Accession Number 0000751173-06-000050).

13

(15)

Amended Code of Ethics adopted by Manning & Napier Fund, Inc., Manning & Napier Advisors, Inc. and Manning & Napier Investor Services, Inc. dated December 1, 2006 (incorporated by reference to Exhibit 99. p(15) to Post Effective Amendment No. 58 to the Registration Statement on Form N-1A filed on April 27, 2007 with Accession Number 0001193125-07-093050).

(16)

Amended Code of Ethics adopted by Manning & Napier Fund, Inc., Manning & Napier Advisors, Inc. and Manning & Napier Investor Services, Inc. dated December 1, 2007 (incorporated by reference to Exhibit 99.p(16) to Post Effective Amendment No. 63 to the Registration Statement on Form N-1A filed on February 28, 2008 with Accession Number 0001193125-08-042057).

(17)	Amended Code of Ethics adopted by Manning & Napier Fund, Inc., Manning & Napier Advisors, Inc. and Manning & Napier Investor Services, Inc. dated December 2008 as filed herewith.

(q)

Powers of Attorney dated November 21, 2002 for Martin F. Birmingham, Harris H. Rusitzky, Peter L. Faber, Stephen B. Ashley (incorporated by reference to Exhibit 99.q to Post Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on February 28, 2003 with Accession Number 0000751173-03-000030).

(1)

Powers of Attorney dated January 10, 2008 for Paul A. Brooke (incorporated by reference to Exhibit 99.q(1) to Post Effective Amendment No. 63 to the Registration Statement on Form N-1A filed on February 28, 2008 with Accession Number 0001193125-08-042057).

Item 24.

Persons Controlled by or under Common Control with Registrant.

Not Applicable

Item 25.

Indemnification.

Reference is made to subparagraph (b) of paragraph (7) of Article SEVENTH of Registrant’s Articles of Incorporation, which reflects the positions taken in Investment Company Act Release 11330.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling persons of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Directors and Officers of the Registrant are covered parties under a Directors & Officers/Errors & Omissions insurance policy St. Paul Mercury Insurance Company and Federal Insurance Company. The effect of such insurance is to insure against liability for any act, error, omission, misstatement, misleading statement, neglect or breach of duty by the insureds as directors and/or officers of the Registrant.

Item 26.

Business and Other Connections of Investment Advisor.

Manning & Napier Advisors, Inc. is the investment advisor of the Small Cap Series, World Opportunities Series, Commodity Series, High Yield Bond Series, Technology Series, International Series, Global Fixed Income Series, Life Sciences Series, Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Conservative Series, Pro-Blend Maximum Term Series, Equity Series, Overseas Series, New York Tax Exempt Series, Ohio Tax Exempt

14

Series, Diversified Tax Exempt Series, Tax Managed Series, Core Bond Series, Core Plus Bond Series, Financial Services Series, Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series, Target 2050 Series, and Dividend Focus Series. Manning & Napier Advisors, Inc. was the investment advisor to the Flexible Yield Series I, Flexible Yield Series II, Flexible Yield Series III, prior to their liquidation on February 24, 2000 and to the PureMark [R] Series prior to it’s liquidation on April 25, 2003. For information as to the business, profession, vocation or employment of a substantial nature of Manning & Napier Advisors, Inc. its directors and officers, reference is made to Part B of this Registration Statement and to Form ADV as filed under the Investment Advisers Act of 1940 by Manning & Napier Advisors, Inc.

Item 27.

Principal Underwriters.

(a)	Not Applicable

(b)	Manning & Napier Investor Services, Inc. is the Distributor for the Registrant’s shares.

Name & Principal Business Address	Positions & Offices With Distributor	Positions & Offices With Registrant
B. Reuben Auspitz 290 Woodcliff Drive Fairport, NY 14450	President and Director	Director and President

Christopher Cummings 290 Woodcliff Drive Fairport, NY 14450	Director	N/A

Beth H. Galusha 290 Woodcliff Drive Fairport, NY 14450	Treasurer	N/A

Jodi Hedberg 290 Woodcliff Drive Fairport, NY 14450	Corporate Secretary	Corporate Secretary and Chief Compliance Officer

George Nobilski 290 Woodcliff Drive Fairport, NY 14450	Director	N/A

Paul Smith 290 Woodcliff Drive Fairport, NY 14450	Director	N/A

Amy J. Williams 290 Woodcliff Drive Fairport, NY 14450	Insurance Division Compliance Officer and Chief Compliance Officer	N/A

(c)	The Distributor does not receive any commissions or other form of compensation for its distribution services to the Registrant.

Item 28.

Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant except for the records required by Rule 31a-1(b)(2)(a) and (b), which are in the possession of the Custodian.

Item 29.

Management Services.

Not Applicable.

Item 30.

Undertakings.

Not Applicable.

15

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant duly certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Fairport and State of New York on the 12th day of January, 2009.

Manning & Napier Fund, Inc. (Registrant)

By	/s/ B. Reuben Auspitz
B. Reuben Auspitz President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ B. Reuben Auspitz B. Reuben Auspitz	President, Principal Executive Officer, Director	January 12, 2009

/s/ Jeffrey S. Coons Jeffrey S. Coons	Vice President	January 12, 2009

/s/ Harris H. Rusitzky Harris H. Rusitzky*	Director	January 12, 2009

/s/ Peter L. Faber Peter L. Faber*	Director	January 12, 2009

/s/ Stephen B. Ashley Stephen B. Ashley*	Director	January 12, 2009

/s/ Paul A. Brooke Paul A. Brooke**	Director	January 12, 2009

/s/ Christine Glavin Christine Glavin	Principal Financial Officer, Chief Financial Officer, Treasurer	January 12, 2009

*By:	Christine Glavin, Attorney in Fact. Pursuant to Power of Attorney dated November 21, 2002. See File Number 002-92633, filed on February 28, 2003. Incorporated by reference.

**By:	Christine Glavin, Attorney in Fact. Pursuant to Power of Attorney dated January 10, 2008. See File Number 002-92633, filed on February 28, 2008. Incorporated by reference.

EXHIBIT INDEX

EX-99.c(24)	Articles Supplementary to the charter as filed with the State of Maryland on November 10, 2008.

EX-99.d(3)bb	Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc. dated November 5, 2008.

EX-99.d(3)cc	Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc. dated November 5, 2008.

EX-99.g(1)a	Amended and Restated Mutual Fund Custody and Services Agreement between Exeter Fund, Inc. and Mellon Trust of New England Appendix A dated November 7, 2008.

Ex-99.h(2)f	Amendment No. 5 to Master Service Agreement dated November 1, 2008.

EX-99.p(17)	Amended Code of Ethics adopted by Manning & Napier Fund, Inc., Manning & Napier Advisors, Inc. and Manning & Napier Investor Services, Inc. dated December 2008.

16